UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

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[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ X ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

UQM TECHNOLOGIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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UQM TECHNOLOGIES, INC.

4120 Specialty Place

Longmont, Colorado 80504

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON AUGUST 8, 2012

The annual meeting of shareholders of UQM Technologies, Inc. will be held on August 8, 2012, at 10:00 a.m., Denver Time at the Golden Hotel, 800 Eleventh Street, Golden Colorado 80401 for the following purposes:

  To elect a Board of seven directors to serve for the ensuing year and thereafter until their successors are duly elected and qualified.

  To consider and vote upon a proposal to ratify the appointment of Grant Thornton LLP to act as independent auditors for the fiscal year ending March 31, 2013.

  To consider and vote upon a proposal to approve the 2012 Equity Incentive Plan.

  To consider and vote upon a proposal to approve the amendment and restatement of the Non-Employee Director Stock Option Plan to increase the number of shares available for grant under stock option awards by 500,000 shares.

  To consider and vote upon a proposal to approve the amendment of the Stock Bonus Plan to increase the number of shares available for grant by 400,000 shares.

  To conduct an advisory vote to approve the compensation for our named executive officers.

  To transact such other business as may properly come before the meeting.

The record date for the Annual Meeting of Shareholders has been fixed at June 11, 2012. Only shareholders of record at the close of business on that date will be entitled to notice of and to vote at the meeting.

June 12, 2012	By order of the Board of Directors
/s/ DONALD A. FRENCH
Donald A. French, Secretary

YOUR VOTE IS IMPORTANT. Please vote, whether or not you expect to attend the Annual Meeting, as soon as possible. You may vote by using the internet or by telephone or by signing and returning the paper proxy card by mail. Your vote is being solicited by the Board of Directors. If you attend the meeting, you may vote in person even though you have submitted a proxy.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDERS MEETING TO BE HELD ON AUGUST 8, 2012

Our Proxy Statement and fiscal year 2012 Annual Report to Shareholders are available online at www.envisionreports.com/UQM.

Information on Voting
1
Proposal 1: Election of Directors
6
Compensation and Benefits Committee Interlocks and Insider Participation
11
Report of the Audit Committee
12
Management
13
Compensation Discussion and Analysis
14
Executive Compensation
19
Employment Agreements
25
Payments and Potential Payments Upon Termination or Change in Control
26
Director Compensation
29
Compensation and Benefits Committee Report
32
Certain Relationships and Related Transactions
32
Security Ownership of Certain Owners and Management
32
Equity Compensation Plan Information
33
Proposal 2: Ratification of Selection of Independent Auditors
33
Proposal 3: Vote Upon a Proposal to Approve the 2012 Equity Incentive Plan
35
Proposal 4: Vote Upon a Proposal to Approve the Amendment and Restatement of the Non-Employee Director Stock Option Plan to Increase the Number of Shares Available For Grant Under Stock Option Awards by 500,000 Shares
39
Proposal 5: Vote Upon a Proposal to Approve the Amendment of the Stock Bonus Plan to Increase The Number of Shares Available for Grant by 400,000 Shares
42
Proposal 6: Advisory Vote to Approve the Compensation of our Named Executive Officers
45
Proposals by Shareholders
45
Appendix A 2012 Equity Incentive Plan
A-1
Appendix B Stock Option Plan for Non-Employee Directors
B-1
Appendix C Amendment to Stock Bonus Plan
C-1

PROXY STATEMENT

UQM TECHNOLOGIES, INC.

4120 Specialty Place

Longmont, Colorado 80504

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON AUGUST 8, 2012

This proxy statement and proxy card are furnished in connection with the solicitation of proxies to be voted at our annual meeting of shareholders, which will be held at the Golden Hotel, 800 Eleventh Street, Golden Colorado, 80401 on August 8, 2012, at 10:00 a.m. Denver time.  On June 22, 2012, we began mailing to shareholders of record either a Notice of Internet Availability of Proxy Materials ("Notice") or this proxy statement and proxy card.

Why am I receiving this proxy statement and proxy card?

 You have received these proxy materials because our Board of Directors is soliciting your proxy to vote your shares at the annual meeting. This proxy statement describes issues on which we would like you to vote at our annual meeting of shareholders. It also gives you information on these issues so that you can make an informed decision.

The expense of this solicitation is being borne by the Company. Further solicitation of proxies may be made by telephone or oral communication by regular employees of the Company who will not be additionally compensated therefore or by Alliance Advisors, a proxy solicitation firm, who is being paid $8,000 for its services.

Our Board of Directors has made this proxy statement and proxy card available to you on the Internet because you own shares of UQM Technologies, Inc. common stock, in addition to delivering printed versions of this proxy statement and proxy card to certain shareholders by mail.

When you vote by using the Internet, by telephone or (if you received your proxy card by mail) by signing and returning the proxy card, you appoint Donald A. French and Eric R. Ridenour as your representatives at the annual meeting. They will vote your shares at the annual meeting as you have instructed them or, if an issue that is not on the proxy card comes up for vote, in accordance with their best judgment. This way, your shares will be voted whether or not you attend the annual meeting. Even if you plan to attend the annual meeting, we encourage you to vote in advance by using the Internet, by telephone or (if you received your proxy card by mail) by signing and returning your proxy card.

Why did I receive a Notice of Internet Availability of Proxy Materials in the mail instead of a printed set of proxy materials?

Pursuant to rules adopted by the Securities and Exchange Commission, we are permitted to furnish our proxy materials over the Internet to our shareholders by delivering a Notice in the mail. We are sending the Notice to most shareholders. If you received a Notice by mail, you will not receive a printed copy of the proxy materials in the mail. Instead, the Notice instructs you on how to access and review the proxy statement and annual report over the Internet. The Notice also instructs you on how you may submit your proxy over the Internet. If you received a Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting these materials contained in the Notice.

Shareholders who receive a printed set of proxy materials will not receive the Notice, but may still access our proxy materials and submit their proxies over the Internet at www.envisionreports.com/UQM.

 Who is entitled to vote?

Holders of our common stock at the close of business on June 11, 2012 are entitled to vote. As of that date there were 36,560,564 shares of our $0.01 par value common stock outstanding, each share being entitled to one vote. There are no other classes of voting securities.

How do I vote?

Shareholders of record may vote by using the Internet, by telephone or (if you received a proxy card by mail) by mail as described below. Shareholders also may attend the meeting and vote in person. If you own common shares through a bank or broker, please refer to your proxy card, Notice or other information forwarded by your bank or broker to see which voting options are available to you.

•

You may vote by using the Internet.  The address of the website for Internet voting is www.envisionreports.com/UQM.  Internet voting is available 24 hours a day and will be accessible until 1:00 a.m. Eastern Time on August 8, 2012. Easy-to-follow instructions allow you to vote your shares and confirm that your instructions have been properly recorded.

•

You may vote by telephone.  The toll-free telephone number is noted on your proxy card. Telephone voting is available 24 hours a day and will be accessible until 1:00 a.m. Eastern Time on August 8, 2012. Easy-to-follow voice prompts allow you to vote your shares and confirm that your instructions have been properly recorded.

•	You may vote by mail. If you received a proxy card by mail and choose to vote by mail, simply mark your proxy card, date and sign it, and return it in the postage-paid envelope.

The method you use to vote will not limit your right to vote at the annual meeting if you decide to attend in person. Written ballots will be passed out to anyone who wants to vote at the annual meeting. If you hold your shares in "street name," you must obtain a proxy, executed in your favor, from the holder of record to be able to vote in person at the annual meeting.

What if I change my mind after I return my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the annual meeting. You may do this by:

•	submitting a subsequent proxy by using the Internet, by telephone or by mail with a later date;

•	sending written notice of revocation to our Corporate Secretary at 4120 Specialty Place, Longmont, CO 80504; or

•	voting in person at the annual meeting.

Attendance at the meeting will not by itself revoke a proxy.

How many votes do you need to hold the annual meeting and what is the required vote on each proposal?

The presence, in person or by proxy, of the holders of one-third of the outstanding shares of common stock entitled to vote will constitute a quorum. If a quorum is present, we can hold the annual meeting and conduct business. If a quorum is present, the affirmative vote of a majority of the shares represented at the annual meeting and entitled to vote for each of the proposals is required for passage. Cumulative voting is not allowed on any proposal.

Shares that either abstain from voting on a proposal presented or which lack authority to vote will have no effect in the tabulation of votes on such proposal although they will be counted toward the presence of a quorum.

No cumulative voting rights are authorized, and dissenters' rights are not applicable to these matters.

On what items am I voting?

You are being asked to vote on six items:
•	to elect seven directors nominated by the Board of Directors and named in the proxy statement to serve until our 2013 annual meeting of shareholders;

•	to ratify the appointment of Grant Thornton LLP as our independent registered public accountants for the year ending March 31, 2013.

•	To consider and vote upon a proposal to approve the 2012 Equity Incentive Plan.

•

To consider and vote upon a proposal to approve the amendment and restatement of the Non-Employee Director Stock Option Plan to increase the number of shares available for grant under stock option awards by 500,000 shares.

•	To consider and vote upon a proposal to approve the amendment of the Stock Bonus Plan to increase the number of shares available for grant by 400,000 shares.

•	to approve, on an advisory basis, the executive compensation of the named executive officers as disclosed in this proxy statement;

 How may I vote in the election of directors, and how many votes must the nominees receive to be elected?

With respect to the election of directors, for each of the seven (7) director nominees you may:
•	vote FOR the nominee for director; or

•	WITHHOLD approval of the nominee for director

At the annual meeting, a nominee will only be elected if the number of votes cast "for" the nominee's election is greater than the number of "withhold" votes cast with respect to that nominee.

What happens if a nominee is unable to stand for election?

If a nominee is unable to stand for election, the Board may either:
•	reduce the number of directors that serve on the Board, or

•	designate a substitute nominee.

If the Board designates a substitute nominee, shares represented by proxies voted for the nominee who is unable to stand for election will be voted for the substitute nominee.

How may I vote for the proposal to ratify the appointment of our independent registered public accountants, and how many votes must this proposal receive to pass?

With respect to this proposal, you may:
•	vote FOR the ratification of the accountants;

•	vote AGAINST the ratification of the accountants; or

•	ABSTAIN from voting on the proposal.

In order to pass, the proposal must receive the affirmative vote of a majority of the votes that could be cast at the annual meeting by the holders who are present in person or by proxy. If you abstain from voting on the proposal, it will have no effect in the tabulation of votes.

How may I vote for the proposal to approve the 2012 Equity Incentive Plan and how many votes must this proposal receive to pass?

With respect to this proposal, you may:
•	vote FOR approval of the 2012 Equity Incentive Plan;

•	vote AGAINST approval of the 2012 Equity Incentive Plan; or

•	ABSTAIN from voting on the proposal.

In order to pass, the proposal must receive the affirmative vote of a majority of the votes that could be cast at the annual meeting by the holders who are present in person or by proxy. If you abstain from voting on the proposal, it will have no effect in the tabulation of votes.

How may I vote for the proposal to approve the amendment and restatement of the Non-Employee Director Stock Option Plan to increase the number of shares available for grant under stock option awards by 500,000 shares and how many votes must this proposal receive to pass?

With respect to this proposal, you may:
•	vote FOR the approval of the amendment and restatement of the Non-Employee Director Stock Option Plan;

•	vote AGAINST the approval of the amendment and restatement of the Non-Employee Director Stock Option Plan; or

•	ABSTAIN from voting on the proposal.

In order to pass, the proposal must receive the affirmative vote of a majority of the votes that could be cast at the annual meeting by the holders who are present in person or by proxy. If you abstain from voting on the proposal, it will have no effect in the tabulation of votes.

How may I vote for the proposal to approve the amendment of the Stock Bonus Plan to increase the number of shares available for grant by 400,000 shares and how many votes must this proposal receive to pass?

With respect to this proposal, you may:
•	vote FOR the approval of the amendment of the Stock Bonus Plan;

•	vote AGAINST the approval of the amendment of the Stock Bonus Plan; or

•	ABSTAIN from voting on the proposal.

In order to pass, the proposal must receive the affirmative vote of a majority of the votes that could be cast at the annual meeting by the holders who are present in person or by proxy. If you abstain from voting on the proposal, it will have no effect in the tabulation of votes.

How may I vote on the proposal to approve, on an advisory basis, the executive compensation of the named executive officers as disclosed in this proxy statement, and how many votes must this proposal receive to pass?

With respect to this proposal, you may:
•	vote FOR the approval, on an advisory basis, of executive compensation;

•	vote AGAINST the approval, on an advisory basis, of executive compensation; or

•	ABSTAIN from voting on the proposal.

In order to pass, the proposal must receive the affirmative vote of a majority of the shares represented at the annual meeting and entitled to vote. If you abstain from voting on the proposal, it will have no effect in the tabulation of votes.

How does the Board of Directors recommend that I vote?

The Board recommends that you vote as follows:
•	FOR all seven director nominees;

•	FOR the ratification of the accountants;

•	FOR the approval of the 2012 Equity Incentive Plan;

•	FOR the approval of the amendment and restatement of the Non-Employee Director Stock Option Plan;

•	FOR the approval of the amendment of the Stock Bonus Plan; and

•	FOR the approval, on an advisory basis, of executive compensation

What happens if I sign and return my proxy card but do not provide voting instructions?

If you return a signed card but do not provide voting instructions, your shares will be voted as follows:
•	FOR all seven director nominees;

•	FOR the ratification of the accountants;

•	FOR the approval of the 2012 Equity Incentive Plan;

•	FOR the approval of the amendment and restatement of the Non-Employee Director Stock Option Plan;

•	FOR the approval of the amendment of the Stock Bonus Plan; and

•	FOR the approval, on an advisory basis, of executive compensation

Will my shares be voted if I do not vote by using the Internet, by telephone or by signing and returning my proxy card?

If your shares are held in street name through a bank or broker, your bank or broker may only vote your shares under certain limited circumstances if you do not provide voting instructions before the annual meeting, in accordance with New York Stock Exchange ("NYSE") rules that govern the banks and brokers. These circumstances include voting your shares on "routine matters," such as the ratification of the appointment of our independent registered public accountants described in this proxy statement (Proposal Number 2). With respect to Proposal Number 2, therefore, if you do not vote your shares, your bank or broker may vote your shares on your behalf or leave your shares unvoted.

The remaining proposals are not considered routine matters under NYSE rules relating to voting by banks and brokers. When a proposal is not a routine matter and the brokerage firm has not received voting instructions from the beneficial owner of the shares with respect to that proposal, the brokerage firm cannot vote the shares on that proposal. This is called a "broker non-vote." Broker non-votes that are represented at the annual meeting will be counted for purposes of establishing a quorum, but not for determining the number of shares voted for or against any non-routine matter, and therefore will have no effect on the outcome of the vote with respect to any non-routine matter.

IN ORDER TO HAVE YOUR VOTING PREFERENCES ON PROPOSAL NUMBER 1, 3, 4, 5 and 6 REFLECTED IN THE VOTING TABULATION YOU MUST PROVIDE INSTRUCTIONS DIRECTLY TO YOUR BANK OR BROKERAGE FIRM VIA TELEPHONE OR THE INTERNET OR BY VOTING AND MAILING THE PAPER PROXY CARD MAILED TO YOU.

What do I need to show to attend the annual meeting in person?

If your shares are held in street name through a bank or broker, you will need proof of your share ownership (such as a recent brokerage statement or letter from your broker showing that you owned shares of UQM Technologies, Inc. common stock as of June 11, 2012) and a form of photo identification. If you do not have proof of ownership and valid photo identification, you may not be admitted to the annual meeting.

Can I receive future proxy materials and annual reports electronically?

Yes. This proxy statement and the Fiscal Year 2012 Annual Report to Shareholders are available on our website located at www.uqm.com. Instead of receiving paper copies in the mail, shareholders can elect to receive future annual reports and proxy materials over the internet. Opting to receive your proxy materials electronically will save us the cost of producing and mailing documents to you, will reduce the environmental impact of our annual meetings and will give you an automatic link to the proxy voting site.

To request electronic delivery of future materials please contact our transfer agent Computershare Trust Company, N.A. by telephone free of charge at 1-866-641-4276 or by e-mail at investorvote@computershare.com.

Will the voting results be announced by the Company?

Yes. We will report the voting results on Form 8-K within four business days following the conclusion of the Annual Meeting of Shareholders. The Form 8-K will be available through our website at www.uqm.com or at www.sec.gov.

Householding of Annual Meeting Materials

We, along with some banks, brokers and other nominee record holders may be participating in the practice of "Householding" proxy statements and annual reports. This means that only one copy of the Company's Notice of Internet Availability Proxy Statement or Annual Report to Shareholders may have been sent to multiple shareholders sharing a household. The Company will promptly deliver a separate copy of either document to any shareholder upon written or oral request to the Secretary of the Company, UQM Technologies, Inc., 4120 Specialty Place, Longmont, Colorado 80504, telephone: (303) 682-4900. Any Shareholder who wants to receive separate copies of the Proxy Statement or Annual Report to Shareholders in the future, or any shareholder who is receiving multiple copies and would like to receive only one per household, should contact the shareholder's bank, broker, or other nominee record holder, or the shareholder may contact the Company at the above address and phone number.

PROPOSAL 1

ELECTION OF DIRECTORS

Pursuant to the bylaws of the Company, the Board of Directors sets the number of directors. The Board of Directors currently consists of seven members. The Board of Directors has nominated seven candidates to stand for re-election to the Board of Directors, four of whom (Messrs. Roy, Vanlandingham, Sellinger and Granrud) are independent directors, as defined in the applicable rules of the Securities and Exchange Commission and the NYSE MKT Stock Exchange ("NYSE MKT") (the new name of the NYSE Amex Exchange). The other three members are the Company's Chief Executive Officer and the Company's Chief Financial Officer and the Company's former Chief Executive Officer. Proxies may not be voted for more than seven persons. The Board of Directors is not classified, and each director serves for a term of one year and thereafter until his successor is duly elected and qualified.

At the Annual Meeting, the shareholders will elect seven members to the Board of Directors. In the absence of instructions to the contrary, the proxy holders will vote the shares represented by proxy in favor of the nominees listed below. The Company expects each of the nominees listed below to be able to serve as a director. If any nominee should become unavailable, however, it is intended that the proxy holders will vote for a substitute designated by management.

Name	Age	Position with the Company	Officer or Director Since	Business Experience

William G. Rankin	68	Chairman of the Board	1994	Chairman of the Board of Directors since February 2000; Chief Executive Officer from August 1999 through November 2010; President and Chief Operating Officer from January 1996 through August 2010.

Eric R. Ridenour	53	President and Chief Executive Officer	2010

Chief Executive Officer since December 2010. President and Chief Operating Officer since September 2010. Consultant from September, 2007 to August 2010. Chief Operating Officer, the Chrysler Group and member of the Board of Management, DaimlerChrysler AG from September 2005 to August 2007.

Donald A. French	56	Treasurer, Secretary and Chief Financial Officer	1987	Treasurer, Secretary and Chief Financial Officer since 1987.

Stephen J. Roy	62	Director, Member of the Audit Committee and Compensation and Benefits Committee	2000	Principal, STL Capital Partners, LLC since 2002. Managing Director- Investment Banking for A. G. Edwards & Sons, Inc. from 1989 through 2002.

Donald W. Vanlandingham	72	Director, Member of the Compensation and Benefits Committee and Governance and Nominating Committee	2003

Chairman of the Board of Directors of Ball Aerospace and Technologies Corporation, a wholly-owned subsidiary of Ball Corporation from 2002 to 2003; President and Chief Executive Officer of Ball Aerospace and Technologies Corporation from 1996 to 2002.

Joseph P. Sellinger	66	Director, Member of the Audit Committee and Compensation and Benefits Committee	2008	Retired since 2006; Vice President Anheuser Busch Companies and Chairman, President and Chief Executive Officer of the Anheuser Busch Packaging Group from 2000 to 2006.

Lieutenant General Jerome H. Granrud (Retired)	75	Director, Member of the Audit Committee and Governance and Nominating Committee	2002	Business Consultant since 1996. Commanding General US Army Japan and IX Corps from 1992 to 1994. Army General Staff 1986 to 1992.

We have provided below information about each nominee's specific experience, qualifications, attributes or skills that led our Board of Directors to conclude that the nominee should serve as a director of the Company at the time we are filing this proxy statement, in light of our business and corporate strategy.

Mr. Rankin, our Chairman, has been a member of our Board for over a decade and, until his retirement in November 2010, served as our Chief Executive Officer. In that position and others he served as an executive officer of the Company for a total eighteen years. Mr. Rankin brings to the Board a deep understanding of the Company, its technologies, customers, competitors and the industry in which we operate. We believe his historical knowledge of our research and product development efforts as well as his industry relationships cultivated over the last decade and a half provide valuable insight and guidance for our current management. The Board benefits from this continuity of knowledge and experience.

Mr. Ridenour, our Chief Executive Officer, was appointed to the Board in September 2010. The Board believes it is critical that Mr. Ridenour be a member of the Board to align the leadership and operation of the Company with the Board's oversight and direction. Mr. Ridenour, with nearly three decades of experience in the automotive industry brings deep and valuable industry knowledge and relationships to the Company. Mr. Ridenour's experience as Chief Operating Officer of the Chrysler Group and member of the Board of Management, of DaimlerChrysler AG along with several other prior senior level appointments, brings expertise and insight to the Company. From his experience with other companies, he brings an outside perspective and new ideas to the management of the Company.

Mr. French, our Chief Financial Officer since 1987, has been a director since 2009. He brings to the Board helpful historical knowledge of the Company's finances, customers, suppliers, employees, shareholders and operations. His long relationship with the Company's investors and investment analysts that follow the Company provides insight to the Board as it plans the Company's long-term strategy. His financial analysis provides the Board with critical information in addressing the Company's needs.

Mr. Roy has been an independent director of the Company for over a decade. With 30 years of investment banking experience and eight years' experience as a principal and co-founder of a private equity business, Mr. Roy brings valuable insight to the Company in finance and accounting, capital markets and business analysis. Mr. Roy has the financial background and skills to serve as an "audit committee financial expert."

Mr. Vanlandingham has been an independent director of the Company for nine years. He brings several years of leadership and management experience with a major technology and manufacturing company to his role on the Board. With experience in overseeing development of technology and complex equipment with attention to development schedules and budgets, he brings valuable insight to the Board as it oversees the Company's operations and strategy.

Mr. Sellinger, has been an independent director of the Company since 2008. He brings extensive senior management experience with a major manufacturing company to his role on the Board. From his experience running a high volume manufacturing business with annual sales in excess of $1 billion, he provides valuable insight to the Board on operations, planning and implementation of strategy, risk management and other issues as the Company launches volume production of its products.

Mr. Granrud, an independent director of the Company for a decade, is a retired Lieutenant General of the United States Army. His military career included experience as a commanding general of an overseas Army level command and Army General Staff responsibility for multi-billion dollar annual budgeting and programming for Army equipment modernization, material requirements and force design. His analytical skills and leadership, planning and execution experience provide valuable insight to the Board as it oversees the Company through its recent periods of growth and it maturation to producing in volume the technology it has developed.

No family relationship exists between any director, executive officer, significant employee or person nominated or chosen by the Company to become a director or executive officer. There are no arrangements or understandings between any director and any other person pursuant to which any director was nominated as a director.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE FOREGOING NOMINEES.

During the fiscal year ended March 31, 2012, the Board of Directors held meetings on seven occasions. Each incumbent director attended or participated in more than 75 percent of the meetings of the Board of Directors and Board committees on which he served during the period he was a director. The Company encourages directors to attend the Annual Meeting of Shareholders each year. At the last Annual Meeting of Shareholders held August 3, 2011, all members of the Board of Directors attended. Participation at meetings was sometimes by telephone, which is authorized under Colorado law. The non-management directors serving on the Board of Directors periodically meet as a group without management present. None of the directors listed above have been involved during the last ten years in any legal proceedings that are material to an evaluation of the ability or integrity of that person to serve as a director of the Company.

Selecting Nominees for Director

The Board has delegated to the Governance and Nominating Committee the responsibility for reviewing and recommending to the Board nominees for director. The Governance and Nominating Committee in evaluating director candidates, considers factors such as professional background and skills, age and business experience, personal character and values, ethical standards, diversity, existing outside commitments and planned future commitments, among other things. However, the Governance and Nominating Committee has not established any specific minimum criteria or qualifications that a nominee must possess.

The Governance and Nominating Committee is responsible for recommending nominees for election at the Annual Meeting of Shareholders and for identifying one or more candidates to fill any vacancies that may occur on the Board. The Governance and Nominating Committee may use a variety of sources to identify new candidates such as recommendations from independent directors or members of management, search firms, discussions with business associates and other persons who may know of suitable candidates to serve on the Board and shareholder recommendations. Evaluation of candidates typically includes a review of the candidate's qualifications by the Governance and Nominating Committee based upon the factors described above, interviews with one or more members of the committee and interviews with one or more members of the Board. The Governance and Nominating Committee then recommends suitable candidates to the full Board who then approves or rejects the nominee.

The Governance and Nominating Committee will consider director candidates proposed by shareholders using the same evaluation criteria as for candidates recommended from other sources. Any shareholder interested in submitting a prospective nominee for consideration by the Board of Directors should submit the candidate's name and qualifications addressed to: Corporate Secretary at 4120 Specialty Place, Longmont, Colorado 80504.

Board Diversity

Our Board is comprised of accomplished professionals who represent diverse and key areas of expertise including, national and international business, operations, manufacturing, finance and investing, management, entrepreneurship, government and science, research and technology. While we do not have a formal diversity policy with respect to director nominations, we believe that the diversity of skills, knowledge, opinions and fields of expertise represented on our Board is one of the Board's core strengths. When identifying and selecting director nominees, the Governance and Nominating Committee considers the impact a nominee would have in terms of increasing the diversity of the Board with respect to professional experience, background, viewpoints, skills and areas of expertise together with considering diversity of race, gender and national origin of potential director candidates. We believe that the resulting diversity of directors allows the Board to engage in honest and challenging discussions, in service of the best decisions for the Company and its shareholders. The diversity of our directors' skills allows each director an opportunity to provide specific leadership in his or her respective areas of expertise.

Board Leadership Structure

We have a Board leadership structure whereby the positions of Chairman of the Board of Directors and Chief Executive Officer are separate. We believe this structure provides the Board with independent leadership and oversight of management and allows the Chief Executive Officer to concentrate on the Company's business operations.

Our Board of Directors is comprised of seven directors, four of whom are independent directors. All of our independent and non-management directors are highly accomplished and experienced business people in their respective fields, who have demonstrated leadership in significant enterprises and are familiar with board processes. For additional information about the backgrounds and qualifications of our directors, see "Election of Directors" in this proxy statement.

Our Board has three committees - Audit, Compensation and Benefits, and Governance and Nominating. Each of these committees is comprised entirely of independent directors and is led by a Committee Chair. For additional information on the responsibilities of each of these Board committees see "Committees of the Board" in this proxy statement.

Mr. Roy serves as the committee chair and audit committee financial expert on the Audit Committee and in this role exercises substantial influence and judgment over the Company's financial affairs and financial reporting. All of our non-management directors are encouraged to, and do, actively participate in the development of the Company's business strategy in collaboration with the Chief Executive Officer and in the general oversight of the Company's operations and financial affairs.

Mr. Vanlandingham serves as the committee chair of the Compensation and Benefits Committee. In this role he exercises substantial influence and judgment over the Company's compensation practices, particularly as it relates to the structure and competitiveness of the Company's executive compensation.

Mr. Granrud serves as the Committee Chair of the Governance and Nominating Committee. In this role he exercises substantial influence and judgment over the Company's governance policies and the identification and evaluation of candidates for our Board of Directors.

We believe the current Board leadership structure facilitates effective communication, oversight and governance of the Company consistent with the best interests of the Company's shareholders and other stakeholders.

Board Risk Oversight

Our Company faces a number of risks including financial, operational, reputational, credit and liquidity, governance and regulatory. The Chief Executive Officer and Chief Financial Officer are primarily responsible for identifying, assessing and managing these risks. The Board of Directors provides additional risk oversight in several ways including: 1) discussing internal controls and financial reporting annually through review and approval of the Company's annual budget, including a review of potential risks that could negatively impact the proposed budget and plan; 2) performing regular reviews with management regarding the Company's liquidity and capital requirements; and 3) engaging in periodic discussions regarding operational, regulatory and other risks with our Chief Executive Officer, Chief Financial Officer, and other Company officers, as it deems appropriate.

Committees of the Board

The Board of Directors has an Audit Committee, a Compensation and Benefits Committee and a Governance and Nominating Committee. The Audit Committee has a written charter adopted by the Board of Directors that specifies its duties including assisting the Board of Directors in its general oversight of the Company's financial reporting, internal controls and audit functions, and its direct responsibility for the appointment, retention, compensation and oversight of the independent auditors. A copy of the Company's Audit Committee charter is available on our website at http://www.uqm.com "Who We Are – Corporate Governance links". The Audit Committee consists of three directors, Messrs. Roy, Granrud and Sellinger, and met four times during Fiscal Year 2012. All members of the Audit Committee are independent directors as defined in applicable rules of the NYSE MKT and the Securities and Exchange Commission ("SEC"). The Board has determined that Mr. Roy meets the qualifications of an "audit committee financial expert" in accordance with SEC rules. See also "Report of the Audit Committee" below.

The Compensation and Benefits Committee reviews the performance and compensation of the Company's Chief Executive Officer and administers the 2012 Equity Incentive Plan, Employee Stock Purchase Plan, Non-Employee Director Stock Option Plan and Stock Bonus Plan. The Compensation and Benefits Committee consists of three directors. Messrs. Roy, Vanlandingham and Sellinger, and met seven times during Fiscal Year 2012. Mr. Vanlandingham serves as chair of this committee. All members of the Compensation and Benefits Committee are independent directors as defined in applicable rules of the NYSE MKT and the SEC. The Compensation and Benefits Committee has a written charter specifying its responsibilities which is available on our website at http://www.uqm.com "Who We Are – Corporate Governance links."

The Governance and Nominating Committee considers such matters as whether the size and composition of the Board is appropriate in the context of the Company's business operations, monitors and addresses issues related to corporate governance and suggests changes when it deems appropriate. The Governance and Nominating Committee has a written charter specifying its responsibilities. See also "Selecting Nominees for Director" above. The Governance and Nominating Committee consists of two directors, Messrs. Granrud and Vanlandingham, both of whom are independent directors as defined in applicable rules of the NYSE MKT and the SEC. The Governance and Nominating Committee met two times during Fiscal Year 2012.

COMPENSATION AND BENEFITS COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Company's Compensation and Benefits Committee currently consists of three independent directors, Messrs. Roy, Vanlandingham and Sellinger. During the fiscal year ended March 31, 2012, Messrs. Roy, Vanlandingham and Sellinger were not officers or employees of the Company or its subsidiaries, were not former officers or employees of the Company or its subsidiaries and did not have any relationship with the Company or its subsidiaries or any interlocking relationships with other entities requiring disclosure.

Communications from Shareholders to the Board of Directors

The Board of Directors recommends that any communications from shareholders be in writing and addressed to the Board in care of the Corporate Secretary, 4120 Specialty Place, Longmont, Colorado 80504. The name of any specific intended Board members should be noted in the communication. The Board has instructed the Corporate Secretary to forward such correspondence only to the intended recipients; however, the Board has also authorized the Corporate Secretary, prior to forwarding any correspondence, to review the correspondence, and in his discretion, not to forward certain items if they are deemed frivolous, of inconsequential commercial value or otherwise inappropriate for Board consideration.

Code of Ethics

The Company has adopted a Code of Ethics and Business Conduct that applies to all directors, officers, employees, consultants, representatives and agents. The Code of Ethics and Business Conduct which is available on our website at http://www.uqm.com "Who We Are – Corporate Governance links." If the Company makes any substantive amendments to the Code of Ethics and Business Conduct or grants any waiver from a provision of the Code to any executive officer or director, the Company will promptly disclose the nature of the amendment or waiver on its website.

REPORT OF THE AUDIT COMMITTEE1

The Audit Committee of the Board of Directors has furnished the following report on its activities:

The Committee appointed the independent auditors Grant Thornton LLP to serve for the fiscal year ended March 31, 2012 and this selection was ratified by the Company's shareholders on August 3, 2011. The Committee reviewed and discussed the financial statements included in the Quarterly Reports on Form 10-Q and the audited financial statements in the Annual Report for the fiscal year ended March 31, 2012 with Grant Thornton LLP. The meetings and discussions included the matters required to be discussed by Statement of Auditing Standards No. 61. The Committee also reviewed with management and the independent auditors the reasonableness of significant judgments and the clarity and quality of disclosures in the financial statements, not just the acceptability of the Company's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. The independent auditors also provided to the Committee the written disclosures and the letter required by the Public Company Accounting Oversight Board ("PCAOB"). The Committee discussed with the independent auditors their independence from management and the Company, including the matters in the written disclosures required by the PCAOB, and considered whether the independent auditors' provision of non-audit services is compatible with the auditors' independence.

In accordance with the Audit Committee policy and applicable law, the Audit Committee pre-approves all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by our independent auditor, Grant Thornton LLP (subject to de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to completion of the audit). Non-audit services, such as tax return preparation, are provided by service providers other than Grant Thornton LLP.

The Committee discussed with the Company's independent auditors the overall scope and plans for their audit and met with the auditors, to discuss the results of their examinations, their consideration and testing of the Company's internal controls as part of their audit, and the overall quality of the Company's financial reporting. The Committee also reviewed the Company's disclosure controls. Four Audit Committee meetings were held during the fiscal year.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended March 31, 2012 and filed with the Securities and Exchange Commission.

The Audit Committee of the Board of Directors:

Stephen J. Roy

Jerome H. Granrud

Joseph P. Sellinger

May 22, 2012

1 The material in this report is not "soliciting material," is not deemed "filed" with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation contained in such filing.

MANAGEMENT

The executive officers of the Company are:
Name	Age	Position

Eric R. Ridenour	53	President and Chief Executive Officer

Donald A. French	56	Treasurer, Secretary and Chief Financial Officer

Jon Lutz	43	Vice President of Engineering

Adrian P. Schaffer	50	Vice President of Sales and Business Development

Joseph R. Mitchell	51	Vice President of Operations

Eric R. Ridenour joined the Company in September, 2010 as President and Chief Operating Officer and was appointed to the Board of Directors. In December 2010, Mr. Ridenour assumed the additional responsibility of Chief Executive Officer. Prior to joining the Company, Mr. Ridenour was a consultant from September 2007 to August 2010. From September 2005 to August 2007 Mr. Ridenour Served as Chief Operating Officer of the Chrysler Group and was a member of the Board of Management, DaimlerChrysler AG.

Donald A. French has served as Treasurer, Secretary and Chief Financial Officer since he joined the Company in 1987 and has been a member of the Board of Directors since 2009.

Jon Lutz was appointed Vice President of Engineering on April 1, 2011. Mr. Lutz served as Vice President of Technology from September 2007 to March 2011. From 2000 to 2007, Mr. Lutz served as Director of Engineering and prior to that as Motor Group Manager and Motor Magnetics Design Engineer.  Mr. Lutz joined the Company in February 1993.

Adrian P. Schaffer joined the Company on December 1, 2011 as Vice President of Sales and Business Development. From February 2006 until joining the Company, Mr. Schaffer served as Vice President of Sales for the Industrial, Commercial and Energy Group of Linamar Corporation, a leading supplier to the global vehicle and mobile industrial markets. Mr. Schaffer also spent thirteen years with Motorola Corporation where he held positions in sales, business development and account management in Motorola's Telematics, Powertrain, Autobody and Heavy Vehicle Electronics Groups, including most recently as Director of Global Marketing for the global automotive group.

Joseph R. Mitchell joined the Company on June 1, 2012 as Vice President of Operations. From March, 2012 until joining the Company, Mr. Mitchell was Director of Quality, North America, for A123 Systems, Inc. Mr. Mitchell served as Director, Operations and Quality - North American Hybrid Electric Drives for Continental Automotive from January 2008 through March 2012. From January 2007 through January 2008 Mr. Mitchell served as Director of Operations and Hybrid Drive Segment Manager for Siemens VDO. Prior to that, Mr. Mitchell held a series of manufacturing and quality positions at Ford Motor Company.

There are no arrangements or understandings between any executive officer and any other person pursuant to which any executive officer was selected as an executive officer.

Section 16(a) Beneficial Ownership Reporting Compliance

Under the securities laws of the United States, the Company's directors, its executive (and certain other) officers, and any persons holding more than ten percent of the Company's common stock are required to report their ownership of the Company's common stock and any changes in that ownership to the Securities and Exchange Commission. The Company is required to report in this statement any failure to file timely reports with the Securities and Exchange Commission during Fiscal Year 2012. Based solely on its review of Form 3, Form 4 and Form 5 filings, the Company believes that all required reports were filed timely during Fiscal Year 2012 with the exception of filings by Messrs. Ridenour, French, Burton and Lutz reporting annual equity compensation stock option and bonus stock grants which were otherwise timely reported on a Current Report on Form 8-K, filings by Mr. Rankin and Mr. Burton reporting the payment of a tax liability through the exchange of shares of common stock and filings by Mr. Lutz reporting the grant of common stock pursuant to his participation in the Company's Employee Stock Purchase Plan and two filings by Mr. Granrud reporting the expiration of stock options. The number of late reports are: Mr. Rankin, one; Mr. Ridenour, one; Mr. French, one; Mr. Burton, two; Mr. Lutz, three; and Mr. Granrud, two. All required filings have subsequently been made by each of the foregoing individuals.

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Philosophy and Objectives

Our executive compensation programs are designed with the objectives of attracting, motivating and retaining highly qualified executives, providing performance-based incentives for the attainment of strategic business objectives, rewarding superior performance and aligning the interests of our executives with those of our shareholders.

Our management compensation program has three primary components:

Base pay	Provides an annual salary level consistent with market conditions, the individuals' position, responsibility and contributions.

Bonus	Provides variable cash compensation based on the achievement of Company, organizational and individual performance objectives.

Long-term equity-based incentive pay

Aligns a portion of each executive's annual compensation to the long-term success of the Company and encourages an ownership mindset that aligns the interests of management with those of the Company's other shareholders.

The base pay component of executive compensation is specified in employment agreements with our executive officers. It may be increased, but not decreased, by the Board at any time and is payable semi-monthly in cash. Bonus payments are performance-based payments that are payable annually in cash. Long-term equity-based incentive awards consist of shares of the Company's common stock, stock options to acquire shares of the Company's common stock or a combination of both. Cash bonus payments and long-term incentive grants are determined by the Compensation and Benefits Committee based principally on objective criteria consisting of each executive officer's achievement of personal and Company-wide goals. Payment of awards each fiscal year are based on a retrospective review of the prior fiscal year's performance, accordingly, the performance-based executive compensation amounts in the tables below represent compensation paid or awarded early in Fiscal Year 2012 for performance against Fiscal Year 2011 goals. The amount of the cash bonus payment and long-term incentive grant for each executive were determined based on the Committee's deliberations regarding attainment of individual and Company-wide goals by Company executives. The Committee's determination of the degree of attainment of individual and Company-wide goals by each executive was subjective and based on the Committees deliberations. The principal Company-wide goals for Fiscal Year 2011 included the following:

* Successfully complete the relocation of the Company's operations to the new facility with minimal disruption in operations.

* Successfully complete the recruiting and hiring of seasoned professional engineering and production personnel to execute the launch of high volume manufacturing operations.

* Successfully launch volume production of the PowerPhase Pro® 100 electric propulsion system for CODA Automotive.

* Successfully develop a 135kw version of the PowerPhase Pro electric propulsion system.

* Initiate development of a lower cost, production qualified electric propulsion system for the medium-duty truck and bus markets.

* Successfully transition research and development personnel from contract-based work into the production engineering group to develop low cost, high volume products and the next generation of products.

* Upgrade Company systems and processes to enhance operating efficiency.

* Pursue patents on critical new technologies developed during the fiscal year to provide additional protection for the Company's intellectual property.

The Compensation and Benefits Committee also considered a number of other macro and principally subjective factors in setting bonus compensation and long-term incentive compensation for each executive officer including each executive officer's contribution to a variety of subjective Company-wide goals such as new customer and market development activities, supply chain optimization and improvement, technology base enhancements, new product development and launch activities, enhancement to the liquidity and visibility of the Company's common stock in the public trading markets and financing and capital raising activities, among other things. At the last annual meeting of the Company's shareholders, over 92% of the Company's shareholder's approved, on an advisory basis, the compensation of the Company's named executive officers. Accordingly, the Compensation and Benefits Committee did not specifically consider the advisory vote on executive compensation by the Company's shareholders last year in its deliberations this fiscal year.

The Company's executive officers may participate in benefit plans generally available to all employees including health, dental and life insurance, long-term disability insurance, flexible spending accounts, 401(k) retirement plan and employee stock purchase plan. Each executive also receives health and life insurance and certain other benefits more fully described below under the heading "Employment Agreements - Health and Life Insurance and Other Benefits."

While the Compensation and Benefits Committee does not set benchmark percentile targets for executive compensation, the compensation levels for the three primary elements of executive compensation are generally set to establish pay levels that are competitive with those of the identified peer group of companies. The amount of compensation allocated to each of the elements of compensation varies by individual and is based on the responsibility level of the individual and the attainment of Company-wide and individual goals.

The Compensation and Benefits Committee is composed of three members of our Board of Directors. Each of the Committee members are independent directors as defined in applicable rules of the NYSE MKT and the SEC. The Compensation and Benefits Committee does not delegate its authority to establish executive compensation to any other persons. The Committee recommended to the Board of Directors and the Board approved the total compensation (and each of the individual elements of compensation) for Eric R. Ridenour, President and Chief Executive Officer. The Committee also provided to the Board recommendations on the compensation of the other executive officers with input from the Chief Executive Officer. The Board subsequently approved the Committee's recommendations.

The Compensation and Benefits Committee uses the compensation and benefit consulting firm Towers Watson to assist it in establishing appropriate compensation for the Company's executives. The Committee reviews compensation data from a peer group of alternative energy companies that it believes compete with the Company in the marketplace for executive talent. The peer group companies are: Mechanical Technology Inc., SatCon Technology Corporation, Enova Systems Inc., Active Power Inc., Quantum Fuel Systems Technologies Worldwide Inc., Valence Technology Inc., Capstone Turbine Corporation, Altair Nanotechnologies Inc., Maxwell Technologies Inc., Plug Power Inc., Verenium Corporation, A123 Systems, Inc., ECOtality, Inc. and Electrovaya Inc. The Company anticipates that it may engage a compensation consultant at an interval of every three to five years to assist it in evaluating the competitiveness of its executive compensation program.

We have entered into multi-year employment agreements with all of our executive officers that contain voluntary and involuntary severance payment provisions, including change in control severance payments, post-retirement medical insurance and provide a modest program of executive perquisites and personal benefits as are further described in the section "Employment Agreements" below.

Elements of Compensation

Base Salary. Base salaries for our executives are established based on the scope of their responsibilities, taking into account competitive market compensation for similar positions in the peer group of companies, as well as the experience and performance of the individual, our ability to replace the individual and other primarily judgmental factors deemed relevant by the Compensation and Benefits Committee. Base salaries are reviewed annually by the Compensation and Benefits Committee and the Board of Directors and may be adjusted (upward only, in accordance with the terms of executive employment agreements) from time to time coincident with our annual review.

During Fiscal Year 2012, the approximate increase in annual base salary for each executive is as follows: Mr. Ridenour 9.0%, Mr. French 4.0%, Mr. Burton 3.2% and Mr. Lutz 4.2%. Mr. Schaffer, who joined the Company in December 2011, did not receive an increase in base pay during Fiscal Year 2012. Increases in base salary for Messrs. French, Burton and Lutz during Fiscal Year 2012 consisted of cost of living and merit based adjustments. Mr. Ridenour's increase in base salary included an adjustment to position his base salary more competitively relative to our peer group of companies in addition to a cost of living and merit based adjustment.

Cash Bonus Compensation. The Compensation and Benefits Committee annually considers the award of performance-based cash bonuses to compensate executives for achieving financial, operational and strategic goals and for individual performance. The amount of cash bonuses, if any, is established during deliberations by the Committee using its judgment after considering the objective and subjective factors discussed above and the individual's performance. As a result, bonuses may vary greatly from one year to the next.

The Compensation and Benefits Committee has established target cash bonus levels for each executive officer based on the level of responsibility for each executive position and by reference to the level of target cash bonus payments by the peer group of companies. The target cash bonus levels for each of the Company's executive officers as a percentage of each officer's base salary is as follows:

Name of Executive Officer	Target Bonus Percentage
Eric R. Ridenour	100%
Donald A. French	45%
Ronald M. Burton(1)	35%
Jon Lutz	25%
Adrian P. Schaffer(2)	25%
Joseph R. Mitchell(2)	25%
(1) Mr. Burton left the employ of the Company on May 2, 2012. (2) Messrs. Schaffer and Mitchell joined the Company on December 1, 2011 and June 1, 2012, respectively.

Actual cash bonus payments may either exceed or be less than the target level based on the Compensation and Benefit Committee's judgment as to whether individual and Company-wide goals were met, exceeded or partially-met.

Our fiscal year ends on March 31. Cash bonuses paid to executive officers in early Fiscal Year 2012 for their performance against Fiscal Year 2011 goals, as a percentage of their base salary were as follows:

Name of Executive Officer	Bonus Percentage Paid
Eric R. Ridenour	100%
Donald A. French	45%
Ronald M. Burton	30%
Jon Lutz	20%
Adrian P. Schaffer	n/a
Joseph R. Mitchell	n/a

Long-Term Incentive Compensation

The Compensation and Benefits Committee annually considers the award of long-term incentive compensation to compensate executive officers for their efforts in positioning the Company for long-term growth. The Compensation and Benefits Committee considers a number of subjective factors in setting the long-term incentive compensation for each executive officer, including the specific goals listed above as well as each executive officer's contribution to a variety of other Company-wide goals such as new customer and market development activities, supply chain optimization and improvement, technology base enhancements, new product development and launch activities, enhancement to the liquidity and visibility of the Company's common stock in the public trading markets and financing and capital raising activities, among other things. Subjective criteria are generally used to establish goals and objectives that the Board believes add value to the Company and enhance its prospects for long-term growth and success. The Compensation and Benefits Committee has established target levels for long-term incentive compensation for each executive officer based on the level of responsibility for each executive position and by reference to the level of target cash bonus payments by the peer group of companies. The target long-term incentive compensation level for each of the Company's executive officers as a percentage of each officer's base salary is as follows:

Name of Executive Officer	Target Long-Term Incentive Compensation Percentage
Eric R. Ridenour	100%
Donald A. French	75%
Ronald M. Burton(1)	65%
Jon Lutz	50%
Adrian P. Schaffer(2)	50%
Joseph R. Mitchell(2)	50%
(1) Mr. Burton left the employ of the Company on May 2, 2012. (2) Messrs. Schaffer and Mitchell joined the Company on December 1, 2011 and June 1, 2012, respectively.

The Compensation and Benefits Committee has not established quantitative formulas or other calculations to determine the amount of long-term incentive compensation, nor has it established a ceiling level or amount. The amount of long-term incentive compensation, if any, is established during deliberations by the Committee using its judgment after considering the subjective factors discussed above, individual performance and future potential and the long-term incentive compensation for similar positions in our peer group of companies. As a result, long-term incentive compensation may vary greatly from one year to the next.

Long-term incentive compensation may be paid in the form of Company common stock, or in the form of a grant of stock options or any combination of the foregoing. The Committee believes that equity-based compensation awards may aid in the retention of the executive and serve to align the interests of the executive with those of the Company's other shareholders. Equity-based compensation awards to Mr. French vest immediately due to his length of service with the Company. Equity-based compensation awards to the other executive officers have a future service requirement (vesting period) of three years.

The fair value of long-term incentive compensation awards granted to executive officers in Fiscal Year 2012 for their performance against Fiscal Year 2011 goals, as a percentage of their base salary were as follows:

Name of Executive Officer	Actual Long-Term Incentive Compensation Percentage Awarded
Eric R. Ridenour	100%
Donald A. French	75%
Ronald M. Burton	60%
Jon Lutz	50%
Adrian P. Schaffer	n/a
Joseph R. Mitchell	n/a

Awards of Equity-Based Compensation

We may pay long-term incentive compensation to executives in the form of stock bonus awards or stock options as discussed above. To the extent we grant equity-based compensation to executives in connection with our Compensation and Benefits Committee's review of annual executive compensation, the grants will ordinarily be made in early July. This practice helps avoid any perception that such equity-based compensation grants are "market timed" to provide an inappropriate compensatory benefit to the executive. We grant stock options to executives with an exercise price equal to the closing price of the Company's common stock on the NYSE MKT Stock Exchange on the date of grant. The date of grant for all stock option grants is the date the Compensation and Benefits Committee formally authorizes and approves the grant. The grant date is documented by minutes of a meeting of the Compensation and Benefits Committee.

The Compensation and Benefits Committee may also grant equity-based compensation throughout the year to key employees or executives depending on the circumstances. These grants may result from a variety of factors including, but not limited to, the hiring of a new employee, the desire to retain an existing employee, the reward of extraordinary individual performance, as an incentive for an executive to renew an employment agreement or as a reward for Company performance or individual accomplishments of exceptional value to the Company and its shareholders. The timing of these grants is typically event driven, and the Compensation and Benefits Committee does not time or consider the timing of any such grants to take advantage of current, potential or anticipated price changes in the Company's common stock.

Employment Agreements

Each executive officer has an employment agreement with the Company. The agreements provide for compensation in the form of annual base salary, which cannot be decreased during the term of the agreement, a monthly automobile allowance, the opportunity for cash bonuses, stock awards and stock options and employee benefits available to other Company employees. The agreements also provide for potential payments upon termination, voluntary retirement, voluntary or involuntary severance and termination upon a change in control of the Board of Directors.

Messrs. Ridenour, French, Burton and Lutz each received stock and stock option grants in Fiscal Year 2012. The grants were determined based on the factors described under the section "Long-term Incentive Compensation" above and are generally comparable to the equity compensation grants made by our peer group of companies. Mr. Schaffer and Mr. Mitchell received a grant of stock options upon joining the Company as a signing bonus.

The purpose of the employment agreements is to provide financial security for the executive, to aid in retention and to encourage loyalty to and long-term employment with the Company.

Under the employment agreements, each executive has agreed not to disclose any confidential information relating to the business affairs of the Company for any purpose other than the conduct of the Company's business and each has agreed to assign to the Company all right, title and interest in any inventions and patents developed in whole or in part by the executive, individually or with others, at any time during the term of his employment agreement which relates to the business of the Company.

The employment agreements further provide that the executive officer, for a period of one year after the term of his respective employment agreement, will not become affiliated with any person, firm or corporation whose business is similar to or in competition with the Company and for a period of one year after termination of the executive's employment agreement, to not induce or attempt to induce any employee of the Company to leave the employ of the Company; nor will the executive induce or attempt to induce any customer, supplier or licensee to cease doing business with the Company.

These agreements also provide for the acceleration of vesting of equity-based awards in certain circumstances and for potential severance payments upon voluntary or involuntary termination or termination upon a change in control. See "Employment Agreements-Treatment of Equity Awards" and "Potential Payments Upon Termination or Change in Control" below for additional information.

Tax and Accounting Considerations

All elements of our employee and executive compensation program generate charges to earnings under generally accepted accounting principles in the United States. Our allocations of the elements of total compensation are generally not influenced by the accounting treatment of each element. We do, however, consider the tax treatment of compensation elements as one factor in the allocation of each element.

We do not have a policy addressing recovery of variable pay in the event financial results underlying any such compensation are restated. If such an event does occur, our Compensation and Benefits Committee would determine the appropriate action under the circumstances or in accordance with then applicable law.

EXECUTIVE COMPENSATION

The following tables and narrative discuss the compensation of our Chief Executive Officer, Chief Financial Officer and other highly compensated officers determined under the Securities and Exchange Commission rules for compensation paid in Fiscal Year 2012. These persons are referred to as our named executive officers. As noted above, performance-based compensation paid in Fiscal Year 2012 is principally based on the performance of each named executive officer against Company-wide and individual goals for Fiscal Year 2011.

SUMMARY COMPENSATION TABLE FISCAL YEAR 2012 (1)

Name and						All other
principal	Fiscal			Stock	Option	compen-
position	year	Salary	Bonus	awards(4)	awards(4)	sation(6)	Total
		($)	($)	($)	($)	($)	($)

Eric R. Ridenour
President and Chief	2012	420,629	390,000	212,500	212,500	17,732	1,253,361
Executive Officer	2011(2)	227,509	150,000	150,000	200,000	44,765	772,274
	2010	-	-	-	-	-	-

Donald A. French
Treasurer, Secretary	2012	253,803	110,000	95,623	97,169	19,957	576,552
and Chief Financial	2011	238,765	100,000	91,000	78,000	19,235	527,000
Officer	2010	222,797	137,200	-	74,578	19,072	453,647

Ronald M. Burton
Senior Vice President	2012(3)	223,195	66,000	68,400	68,400	13,926	439,921
of Operations	2011	214,616	90,000	73,000	64,000	14,309	455,925
	2010	199,555	114,760	-	60,763	14,309	389,387

Jon Lutz
Vice President of	2012	198,003	38,000	49,750	50,982	15,849	352,584
Engineering	2011	188,413	50,000	45,000	48,000	15,683	347,096
	2010	181,851	73,600	-	45,399	15,949	316,799

Adrian P. Schaffer
Vice President of Sales	2012(5)	66,674	77,300	-	28,000	21,927	193,901
and Business Development	2011	-	-	-	-	-	-
	2010	-	-	-	-	-	-

(1) Bonus payments and long-term incentive compensation, if any, represent payments related to Fiscal Year 2011 performance against goals, because such compensation has not been determined for Fiscal Year 2012.

(2) Mr. Ridenour was hired on September 1, 2010 as President and Chief Operating Officer. Mr. Ridenour became Chief Executive Officer on December 1, 2010. The bonus, stock and option award compensation represent amounts paid to Mr. Ridenour as a signing bonus and were not a part of his annual performance-based compensation.

(3) Mr. Burton's employment with the Company ended on May 2, 2012. Pursuant to the terms of Mr. Burton's employment agreement he received severance benefits subsequent to the end of the fiscal year that are not included in this table. Please see "Payments and Potential Payments Upon Termination or Change in Control" below for information on these payments.

(4) The amounts reported in the stock and option awards' columns represent the aggregate grant date fair value computed pursuant to FASB ASC Topic 718 in the Company's financial statements, not reduced by the estimated forfeiture rate. The assumptions used in determining the fair value are contained in footnote 2 to the Company's consolidated financial statements contained in Item 8 of the Company's annual report on Form 10-K for the fiscal year ended March 31, 2012.

(5) Mr. Schaffer was hired on December 1, 2011 as Vice President of Sales and Business Development. The stock option award and other compensation represent amounts paid to Mr. Schaffer as a signing bonus and were not a part of his annual performance-based compensation.

(6) Amounts reported in the all other compensation column above are comprised of the following items:

All Other Compensation

					Moving,
					professional
		401(k) plan		Employer	dues,
	Fiscal	matching	Automobile	paid life	education
Name	year	contributions	allowance	insurance(1)	& other	Total
		($)	($)	($)	($)	($)

Eric R. Ridenour
President and Chief	2012	-	9,720	3,626	4,386(2)	17,732
Executive Officer	2011	-	5,670	1,178	37,917(2)	44,765
	2010	-	-	-	-	-

Donald A. French
Treasurer, Secretary	2012	7,368	9,720	2,429	440	19,957
and Chief Financial	2011	7,326	9,720	2,049	140	19,235
Officer	2010	7,201	9,720	1,456	695	19,072

Ronald M. Burton
Senior Vice President	2012	-	9,720	4,206	-	13,926
of Operations	2011	-	9,720	4,589	-	14,309
	2010	-	9,720	4,589	-	14,309

Jon Lutz
Vice President of	2012	5,536	9,720	266	327	15,849
Engineering	2011	5,495	9,720	254	214	15,683
	2010	5,495	9,720	244	490	15,949

Adrian P. Schaffer
Vice President of Sales	2012	739	3,240	121	17,827(3)	21,927
and Business Development	2011	-	-	-	-	-
	2010	-	-	-	-	-

(1) Premiums paid by the Company to insure the salary continuation provisions contained in executive employment agreements which provide for the payment of three years annual base salary to the estate of the executive in the event of his death during the term of the employment agreement.

(2) Includes income tax gross-ups on moving expenses of $829 for Fiscal Year 2012 and income tax gross-ups on moving expenses of $10,096 together with temporary living expenses and legal fees for Fiscal Year 2011.

(3) Includes income tax gross-ups on moving expenses of $1,252 and temporary living expenses.

GRANTS OF PLAN-BASED AWARDS DURING FISCAL YEAR 2012

			All other
			option		Grant
		All other	awards:		date fair
		stock	Number of	Exercise	value of
		awards:	securities	price of	stock and
	Grant	Number of	underlying	option	option
Name	date	shares of stock(1)	options(2)	awards	awards(3)
		(#)	(#)	($/Sh)	($)

Eric R. Ridenour	07/1/11	88,541			212,500
	07/1/11		125,000	$2.40	212,500

Donald A. French	07/1/11	39,843			95,623
	07/1/11		61,230	$2.40	97,169

Ronald M. Burton	07/1/11	28,500			68,400
	07/1/11		40,235	$2.40	68,400

Jon Lutz	07/1/11	20,729		$2.40	49,750
	07/1/11		33,375		50,982

Adrian P. Schaffer	11/2/11	-	25,000(4)	$2.10	28,000

(1) Represents awards granted under the UQM Technologies, Inc. Stock Bonus Plan. The fair value of the shares granted is calculated using the closing price of our common stock on the date of grant.

(2) Represents stock option awards granted under the UQM Technologies, Inc. 2002 Equity Incentive Plan, as amended.

(3) The grant date fair value is the amount computed under FASB ASC Topic 718. The fair value of stock options is computed utilizing the Black-Scholes-Merton pricing model. The assumptions used in determining the fair value are contained in footnote 2 to the Company's consolidated financial statements contained in Item 8 of the Company's annual report on Form 10-K for the fiscal year ended March 31, 2012.

(4) Represents a stock option award under the UQM Technologies, Inc. 2002 Equity Incentive Plan, as amended, as a signing bonus.

Stock Awards

We granted stock awards under the Company's Stock Bonus Plan. The shares of common stock granted to Mr. French vested immediately due to his length of service with the Company and the shares granted to the other executive officers vest in three equal annual installments beginning on the first anniversary of the grant date.

Option Awards

We granted option awards under the Company's 2002 Equity Incentive Plan. The options granted to Mr. French vested immediately due to his length of service with the Company and the options granted to the other executive officers vest in three equal annual installments beginning on the first anniversary of the grant date. The options granted consisted of incentive and non-qualified stock options and are exercisable for a term of ten years from the date of grant. The exercise price of the options is equal to the closing price of our common stock on the NYSE MKT Stock Exchange on the date of grant.

OUTSTANDING EQUITY AWARDS AT MARCH 31, 2012

Option awards					Stock awards
	Number	Number
	of securities	of securities			Number	Market value
	underlying	underlying			of shares	of shares
	unexercised	unexercised	Option	Option	of stock	of stock
	options	options	exercise	expiration	that have	that have
Name	exercisable	unexercisable	price	date	not vested	not vested(9)
	(#)	(#)	($)		(#)	($)

Eric R. Ridenour	-	125,000(3)	2.40	06/30/21	88,541(5)	131,041
	43,573	87,146(6)	2.21	08/31/20

Donald A. French(8)	56,250	-	2.40	06/30/21
	70,270	-	2.63	08/12/14
	40,096	-	4.73	11/02/13
	68,484	-	2.18	07/22/13
	75,000	-	3.84	11/29/15
	25,000	-	2.53	01/03/15
	75,000	-	2.21	11/15/14
	100,000	-	2.41	02/26/14
	70,000	-	2.75	02/13/13

Ronald M. Burton(10)	-	40,235(3)	2.40	06/30/21	28,500(5)	42,180
	16,040	32,080(2)	2.63	08/12/14	18,504(4)	27,385
	16,809	8,404(1)	4.73	11/02/14
	55,798	-	2.18	07/22/13
	-	-	-	-
	50,000	-	3.84	11/29/15
	50,000	-	2.21	11/15/14
	50,000	-	2.50	03/03/14

Jon Lutz	-	29,264(3)	2.40	06/30/21	20,729(5)	30,679
	12,030	24,060(2)	2.63	08/12/14	11,406(4)	16,880
	12,559	6,279(1)	4.73	11/02/14
	16,818	-	2.18	07/22/13
	-	-	-	-
	11,364	-	3.57	08/21/17
	5,000	-	3.20	08/01/16
	35,000	-	3.84	11/29/15
	20,000	-	2.41	02/26/14
	35,000	-	2.75	02/13/13

Adrian P. Schaffer	-	25,000(7)	2.10	11/01/21

(1) These unexercisable options were granted on November 3, 2009. Two-thirds of the options have vested, and the remainder is scheduled to vest on November 3, 2012.

(2) These unexercisable options were granted on August 13, 2010. One-third of the options have vested, an additional one-third is scheduled to vest on August 13, 2012 and the remainder will vest on August 13, 2013.

(3) These unexercisable options were granted on July 1, 2011. One-third of the options is scheduled to vest on each of the next three anniversary dates starting July 1, 2012.

(4) The restricted shares were granted on August 13, 2010. One-third of the shares have vested, an additional one-third will vest on August 13, 2012 and the remainder will vest on August 13, 2013.

(5) The restricted shares were granted on July 1, 2011. One-third of the shares will vest on each of the next three anniversary dates starting July 1, 2012.

(6) These unexercisable options were granted on September 1, 2010. One third of the options have vested, an additional one third will vest on September 1, 2012, and the remainder will vest on September 1, 2013.

(7) These unexercisable options were granted on November 2, 2011. One third of the options will vest on each of the next three anniversary dates starting November 2, 2012.

(8) Mr. French has transferred the non-qualified stock option portion of each grant to a limited partnership of which Mr. French is the general partner.

(9) The market value has been determined based on the closing price of Company common stock on March 31, 2012 of $1.48 per share.

(10) Mr. Burton's employment with the Company ended on May 2, 2012. The Company entered into a Separation Agreement and Legal Release with Mr. Burton which provided for accelerated vesting of common stock and stock options held by Mr. Burton. Please see "Payments and Potential Payments Upon Termination or Change in Control" below for additional information.

OPTION EXERCISES AND STOCK VESTED DURING FISCAL YEAR 2012

	Option awards		Stock awards
	Number		Number
	of shares	Value	of shares	Value
	acquired	realized on	acquired	realized
Name	on exercise	exercise	on vesting	on vesting
	(#)	($)	(#)	($)

Eric R. Ridenour	-	-	-	-

Donald A. French	4,980(1)	1,693	39,843	95,623

Ronald M. Burton	-	-	19,920	40,250

Jon Lutz	-	-	12,371	25,021

Adrian P. Schaffer	-	-	-	-

(1) Represents shares acquired under the terms of our Employee Stock Purchase Plan.

Pension Benefits

None of our named executive officers participate in or have account balances in qualified or non-qualified defined benefit plans sponsored by us.

Nonqualified Deferred Compensation

None of our named executive officers participate in or have account balances in non-qualified deferred compensation plans sponsored by us.

EMPLOYMENT AGREEMENTS

We have entered into employment agreements with our Chief Executive Officer, Eric R. Ridenour, our Chief Financial Officer, Donald A. French, our Vice President of Operations, Joseph R. Mitchell, our Vice President of Engineering, Jon Lutz and our Vice President of Sales and Business Development, Adrian P. Schaffer.

Mr. Ridenour and Mr. French

The term of employment covered by the employment agreements for Mr. Ridenour and Mr. French continue through August 31, 2015 and August 21, 2012, respectively. The agreements for Mr. Ridenour and Mr. French contain voluntary and involuntary severance provisions, including severance provisions arising from a change in control of the Company. The agreements also provide for the availability of post-retirement health insurance and for payments due to voluntary retirement after attaining retirement age of 60 in the case of Mr. Ridenour and age 62-½ or twenty years of service with the Company in the case of Mr. French.

A voluntary severance payment of two month's salary will be paid to Mr. Ridenour if he voluntarily resigns prior to age 60 without providing the required notice stated in the agreement. A voluntary severance payment of three month's salary will be paid to Mr. French if he voluntarily resigns prior to age 62-½ without providing the required notice stated in the agreement. The agreement for Mr. Ridenour provides for a voluntary severance payment of six month's salary if he resigns prior to age 60 after satisfying the notice requirement. The agreement for Mr. French provides for a voluntary severance payment of one month's salary for each completed full year as an officer of the Company up to a maximum of 24 month's salary if he resigns prior to age 62-½ after satisfying the notice requirement. In the event Mr. Ridenour's employment is involuntarily terminated by the Company without cause (including certain relocations and constructive terminations), other than upon a change in control event, the Mr. Ridenour will receive a lump sum payment equal to the greater of two month's salary for each completed full year as an officer of the Company or one year's salary. In the event Mr. French's employment is involuntarily terminated by the Company without cause (including certain relocations and constructive terminations), other than upon a change in control event, Mr. French will receive a lump sum payment equal to 24 month's salary. In the event of a voluntary retirement by Mr. Ridenour after age 60 and after satisfying the notice requirement, Mr. Ridenour will receive a lump sum payment equal to the greater of two month's salary for each completed full year as an officer of the Company up to a maximum of 24 month's salary. In the event of a voluntary retirement by Mr. French after age 62-½ and after satisfying the notice requirement, Mr. French will receive a lump sum payment equal to 24 month's salary. In the event the executive's employment is involuntarily terminated as a result of a change in control, the executive will be paid twice the amount payable for an involuntary separation without cause. Generally the payments will be made in a lump sum within 30 days following separation from service, except to the extent a delay in payment is required to avoid adverse tax consequences under Section 409A of the Internal Revenue Code.

Messrs. Mitchell, Lutz and Schaffer

Mr. Mitchell joined the Company as Vice President of Operations on June 1, 2012, replacing Mr. Burton who left the Company. The term of employment covered by the employment agreement for Mr. Mitchell continues through May 31, 2015. The term of employment covered by the employment agreement for Mr. Lutz continues through August 21, 2012. The term of Mr. Schaffer's employment agreement continues through November 30, 2014. The agreements for Messrs. Mitchell, Lutz and Schaffer contain voluntary and involuntary severance provisions, including severance provisions arising from a change in control of the Company's Board of Directors. The agreements also provide for the availability of post-retirement health insurance and payments due to voluntary retirement after attaining retirement age (62-½).

A voluntary severance payment of six month's salary will be paid if the executive voluntarily resigns prior to age 62-½ after providing the required notice stated in the agreement. If the executive has a voluntary severance, but does not provide the required notice, he will receive a payment equal to two month's salary. In the event the executive's employment is involuntarily terminated without cause, other than upon a change in control event, the executive will be paid one month of salary for each complete year of service as an officer of the Company up to a maximum of 24 months or six month's pay, whichever is greater. In the event the executive's employment is involuntarily terminated as a result of a change in control event, the executive will be paid twice the amount payable for an involuntary separation without cause. In the event of a voluntary retirement by the executive after age 62-½ and after satisfying the notice requirement, the executive will receive a lump sum payment equal to one month of pay for each month the executive has served as an officer of the Company plus an additional six month's pay up to a maximum equal to 24 month's salary. Generally the payments will be made in a lump sum within 30 days following separation from service, except to the extent a delay in payment is required to avoid adverse tax consequences under Section 409A of the Internal Revenue Code.

Health and Life Insurance and Other Benefits

All of the executive employment agreements provide that upon retiring from the Company, after attaining age 60 in the case of Mr. Ridenour or age 62-½ or twenty years of service as an officer of the Company in the case of Messrs. French, Mitchell, Lutz and Schaffer, the executive and his qualified family members may continue to purchase health insurance through the Company's group health insurance plan at the same cost as other employees from the date employment is terminated until the executive attains 65 years of age. Each executive of the Company also receives a monthly automobile allowance and may utilize Company paid financial and tax planning professionals to assist the executive with personal legal, financial planning and tax issues arising from the multiple facets of the Company's compensation program.

All of the employment agreements provide that the Company shall maintain at its expense, life insurance coverage on the executive payable to the executive's designees in an amount equal to three times the annual salary payable to the executive.

Treatment of Equity Awards

Retirement. When an executive retires, all stock options and bonus stock awards become fully vested. Incentive stock options may be exercised for a period of three months following retirement and non-qualified stock options may be exercised at any time until the expiration of their original term. Incentive stock options not exercised within the three month period following retirement may be converted to non-qualified stock options, in which case they may be exercised at any time until the expiration of their original term.

Change in Control. In the event of a change in control, all stock options and bonus stock awards held by executive officers become immediately vested. For purposes of the agreements, a change in control generally means any merger, reorganization, sale of substantially all Company assets, liquidation, a change in the composition of the Company's Board of Directors as defined in the employment agreement and any other transaction that the Board of Directors determines by resolution to be a corporate transaction.

PAYMENTS AND POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

Our executive employment agreements provide compensation to Messrs. Ridenour, French, Schaffer, Lutz, and Mitchell in the event of a termination of employment or a change in control. The agreements include restrictions on non-disclosure of confidential information and restrictive covenants relating to non-competition and non-solicitation. See "Employment Agreements" above.

The tables below show the potential payments or benefits upon a termination or change in control for each of the Company's executive officers assuming the triggering event took place on March 31, 2012. The closing price per share of our common stock on the last trading day prior to March 31, 2012 was $1.48. Actual amounts can only be determined at the date of the triggering event. Mr. Mitchell joined the Company subsequent to March 31, 2012. Accordingly, information for Mr. Mitchell is not presented in the following tables.

Life
insurance
	Voluntary		Termination	proceeds	Termination
	Termination	Termination	by us	upon	due to a
	With	by us for	without	termination	change in
Eric R. Ridenour	Notice (2)	cause	cause	by death	control
	($)	($)	($)	($)	($)
Compensation:
Base Salary/Severance	212,500	-	425,000	1,275,000	850,000
Acceleration of unvested
equity awards	-	-	-	-	131,041(1)
Benefits:
Health Insurance Premiums	-	-	-	-	-

Total	212,500	-	425,000	1,275,000	981,041

(1) Represents the intrinsic value of in-the-money non-vested stock option awards as of March 31, 2012 that would vest upon a change in control.

(2) In the event Mr. Ridenour does not provide six months notice of a voluntary termination, the amount payable to Mr. Ridenour would be reduced to $70,833

				Retirement	Life
				after age 62-½	insurance
	Voluntary		Termination	or upon	proceeds	Termination
	Termination	Termination	by us	attaining	upon	due to a
	With	by us for	without	20 years	termination	change in
Donald A. French	Notice(3)	cause	cause	of service	by death	control
	($)	($)	($)	($)	($)	($)
Compensation:
Base Salary/Severance(1)	510,000	-	510,000	510,000	765,000	1,020,000
Acceleration of unvested
equity awards	-	-	-	-	-	-
Benefits:
Health Insurance Premiums(2)	158,600	-	158,600	158,600	-	158,600

Total	668,600	-	668,600	668,600	765,000	1,178,600

(1) Amounts are based on termination after 25 years of service as of March 31, 2012.

(2) Amount determined based on executive's age as of March 31, 2012 and current Company cost of premiums multiplied by the number of years until the executive attains age 65.

(3) In the event Mr. French does not provide six months notice of a voluntary termination, the amount payable to Mr. French would be reduced to $63,750.

Life
insurance
	Voluntary		Termination	proceeds	Termination
	Termination	Termination	by us	upon	due to a
	With	by us for	without	termination	change in
Jon Lutz	Notice(2)	cause	cause	by death	control
	($)	($)	($)	($)	($)
Compensation:
Base Salary/Severance	99,500	-	99,500	597,000	199,000
Acceleration of unvested
equity awards	-	-	-	-	47,559(1)
Benefits:
Health Insurance Premiums	-	-	-	-	-

Total	99,500	-	99,500	597,000	246,559

(1) Represents the intrinsic value of in-the-money non-vested stock options and non-vested stock awards as of March 31, 2012 that would vest upon a change in control.

(2) In the event Mr. Lutz does not provide six months notice of a voluntary termination, the amount payable to Mr. Lutz would be reduced to $33,167.

Life
insurance
	Voluntary		Termination	proceeds	Termination
	Termination	Termination	by us	upon	due to a
	With	by us for	without	termination	change in
Adrian P. Schaffer	Notice(1)	cause	cause	by death	control
	($)	($)	($)	($)	($)
Compensation:
Base Salary/Severance	100,000	-	100,000	600,000	200,000
Acceleration of unvested
equity awards	-	-	-	-	-
Benefits:
Health Insurance Premiums	-	-	-	-	-

Total	100,000	-	100,000	600,000	200,000

(1) In the event Mr. Schaffer does not provide six months notice of a voluntary termination, the amount payable to Mr. Schaffer would be reduced to $33,333.

We had entered into an employment agreement with Mr. Burton, our former Senior Vice President of Operations with a term through August 21, 2012. Mr. Burton left the Company on May 2, 2012. Pursuant to the terms of Mr. Burton's employment agreement, Mr. Burton received a severance payment of one month's base salary for each of his eight years of service with the Company, which totaled $152,007. In addition, the Company entered into a Separation Agreement and Legal Release with Mr. Burton dated May 2, 2012. The Separation Agreement and Legal Release provided for an additional payment to Mr. Burton of $66,000 and for the accelerated vesting of common stock and stock options held by Mr. Burton as compensation for Mr. Burton executing a comprehensive legal release. The additional payment is payable on November 2, 2012, provided Mr. Burton has complied with the provisions of the Separation Agreement and Legal Release. The Separation Agreement and Legal Release also provides that the common stock and stock options vested pursuant to the agreement will be cancelled if Mr. Burton breaches the terms of the agreement and the Company can require Mr. Burton to deposit with the Company the proceeds received from the sale of common stock received upon the exercise of such options or the sale of such common stock prior to November 2, 2012.

The table below shows the payments made to Mr. Burton upon his leaving the Company in May 2012 and the potential additional amounts payable to Mr. Burton on November 2, 2012 under the Separation Agreement and Legal Release:

Ronald M. Burton	Severance Payment Paid Under Terms of Employment Agreement	Potential Future Payments Under Separation Agreement	Fair Value of Accelerated Vesting of Common Stock and Stock Options
	($)	($)	($)
Compensation:
Base Salary/Severance	152,007	-	-
Acceleration of unvested
equity awards	-	-	83,632
Cash Bonus	-	66,000	-

Total	152,007	66,000	83,632

DIRECTOR COMPENSATION

The Compensation and Benefits Committee has retained the consulting firm Towers Watson to assist it in establishing appropriate compensation for the Company's directors. Towers Watson evaluated the board compensation practices of the peer group of alternative energy companies listed under "Compensation Philosophy and Objectives" above in Fiscal Year 2011 which the consulting firm selected based on its belief that the listed companies competed with the Company in the marketplace for executive talent. After considering the recommendations of the compensation consultant, the Board of Directors adopted a director compensation policy consisting of an annual cash retainer and equity-based compensation that it believes appropriately aligns the interests of directors with those of the Company's shareholders.

Directors of the Company who are not employees may elect to receive an annual retainer of $35,000 in cash or the grant of options to acquire that number of shares of the Company's common stock that is equivalent to $35,000 as determined by utilizing the Black-Scholes-Merton option pricing model on the date of grant or a combination of cash and options that together have a fair value of $35,000. Directors electing option grants in lieu of cash compensation may elect option exercise periods ranging from three years to ten years in accordance with the terms of the UQM Technologies, Inc. Stock Option Plan for Non-Employee Directors. Options granted under the plan vest immediately. In addition, the Chairman of the Board of Directors receives an additional annual cash retainer of $8,000 and the chairman of the Compensation and Benefits Committee, the Chairman of the Audit Committee and the Chairman of the Governance and Nominating Committee each receive an additional annual cash retainer of $5,000 each.

Non-employee directors also receive each year shares with a fair value of $14,000 on the date of grant. These shares vest immediately. In addition each non-employee director receives a stock option for that number of shares of the Company's common stock that is equivalent to $21,000 as determined by utilizing the Black-Scholes-Merton option pricing model on the date of grant. Directors may elect option exercise periods ranging from three years to ten years. Options granted under this component of Director compensation vest immediately.

Non-employee Directors are also reimbursed for ordinary and necessary expenses of attending meetings. In addition, each non-employee director upon his initial election to the Board is awarded 2,000 shares of the Company's common stock at a purchase price of $0.01 per share. Directors who are full-time officers of the Company are not entitled to additional compensation for their service as directors. Accordingly, Mr. Ridenour and Mr. French do not receive additional compensation for their service as a director.

The following table sets forth information concerning remuneration paid to directors of the Company during Fiscal Year 2012:

DIRECTOR COMPENSATION FISCAL YEAR 2012

	Fees earned			All
	or paid in	Stock	Option	other
	cash	awards (2)	awards (2)	compensation	Total
Name(1)	($)	($)	($)	($)	($)

William G. Rankin	44,000	16,999	26,000	-	86,999

Stephen J. Roy	40,000	14,001	21,000	-	75,001

Jerome H. Granrud	40,000	14,001	20,999	-	74,999

Donald W. Vanlandingham	-	14,001	61,000	-	75,001

Joseph P. Sellinger	35,000	14,001	21,000	-	70,001

(1) Does not include information for Messrs. Ridenour and French, who as officers of the Company serve on the Board without additional compensation.

(2) The amount reported is the aggregate grant date fair value computed under FASB ASC Topic 718. The fair value of stock options is computed utilizing the Black-Scholes-Merton pricing model. The assumptions used in determining the fair value are contained in footnote 2 to the Company's consolidated financial statements contained in Item 8 of the Company's annual report on Form 10-K for the fiscal year ended March 31, 2012. Stock and option awards vest in full on the date of grant.

The table below shows the aggregate number of shares of common stock held by each non-employee director as of March 31, 2012 and does not include shares acquired by Mr. Rankin while an employee of the Company:

Number of
common shares
William G. Rankin	16,236

Stephen J. Roy	24,839

Jerome H. Granrud	24,839

Donald W. Vanlandingham	24,839

Joseph P. Sellinger	20,482

The table below shows the aggregate number of options held by each non-employee director as of March 31, 2012:

		Number of	Option	Option
		options	exercise	expiration
	Grant date	outstanding	price	date

William G. Rankin	08/03/2011	29,213	$ 2.04	08/02/2015
	12/01/2010	19,697	$ 1.92	11/30/2015
	08/13/2010	139,640	$ 2.63	08/12/2014
	11/03/2009	70,492	$ 4.73	11/02/2015
	07/22/2008	139,818	$ 2.18	07/22/2013
	11/30/2005	100,000	$ 3.84	11/29/2015
	01/04/2005	45,000	$ 2.53	01/03/2015
	11/16/2004	100,000	$ 2.21	11/15/2014
	02/27/2004	103,500	$ 2.41	02/26/2014
	02/14/2003	64,000	$ 2.75	02/13/2013

Stephen J. Roy	08/03/2011	25,926	$ 2.04	08/02/2014
	08/13/2010	14,789	$ 2.63	08/12/2018
	11/03/2009	11,574	$ 4.73	11/02/2014
	07/23/2008	17,647	$ 2.18	07/22/2013
	11/01/2007	11,538	$ 3.40	10/31/2012

Jerome H. Granrud	08/03/2011	13,580	$ 2.04	08/02/2014
	08/03/2011	11,235	$ 2.04	08/02/2015
	08/13/2010	9,524	$ 2.63	08/12/2013
	08/13/2010	9,910	$ 2.63	08/12/2014
	11/03/2009	12,438	$ 4.73	11/02/2013

Donald W. Vanlandingham	08/03/2011	58,095	$ 2.04	08/02/2018
	08/13/2010	48,413	$ 2.63	08/12/2016
	11/03/2009	17,413	$ 4.73	11/02/2013
	07/23/2008	51,949	$ 2.18	07/22/2012
	11/01/2007	11,538	$ 3.40	10/31/2012

Joseph P. Sellinger	08/03/2011	17,073	$ 2.04	08/02/2021
	08/13/2010	17,500	$ 2.63	08/12/2015
	11/03/2009	12,111	$ 4.73	11/02/2019
	07/23/2008	17,647	$ 2.18	07/22/2013
	03/21/2008	6,944	$ 1.95	03/20/2013

The Board of Directors determines the total amount of the annual retainer, bonus share award and stock option award payable to non-employee members of the Board of Directors.

COMPENSATION AND BENEFITS COMMITTEE REPORT1

The Compensation and Benefits Committee of the Board of Directors has reviewed and discussed the Compensation Discussion and Analysis with management and, based on this review and discussion, recommends that it be included in our annual report on Form 10-K for the fiscal year ended March 31, 2012 and Proxy Statement for the Annual Meeting of Shareholders to be held August 8, 2012.

Compensation and Benefits Committee

Stephen J. Roy

Donald W. Vanlandingham

Joseph P. Sellinger

June 12, 2012

1 The material in this report is not deemed "filed" with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation contained in such filing.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company has entered into indemnification agreements with all members of the Board of Directors and with all of its officers. Such agreements provide, among other things, that the Company will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings which he or she is or may be made a party by reason of his or her position as a director, officer or other agent of the Company, and otherwise to the fullest extent permitted under Colorado law and the Company's Bylaws.

The Company has not adopted a written related person transactions policy that sets forth the Company's policies and procedures regarding the identification, review, consideration and approval or ratification of "related person's transactions." The Audit Committee approves any transaction between the Company and a related person. A related person is any executive officer, director, or more than five percent shareholder of the Company's stock, including any of their immediate family members, and any entity owned or controlled by such persons.

SECURITY OWNERSHIP OF CERTAIN OWNERS AND MANAGEMENT

The following table shows the ownership of the Company's $0.01 par value common stock by (i) beneficial owners of five percent or more of the Company's common stock, (ii) each director and nominee director, (iii) each of the named executive officers and (iv) all directors and executive officers as a group, as of June 11, 2012. Unless otherwise noted, each shareholder's address is the address of the Company and exercises sole voting and investment power with respect to the shares beneficially owned.

	Number of Common Shares
Name of Beneficial Owner	Beneficially Owned	Percent of Class (1)
William G. Rankin(2)	992,800	2.56%
Eric R. Ridenour	199,987	0.52%
Donald A. French	697,754	1.80%
Ronald M. Burton	351,119	0.91%
Jon Lutz	206,921	0.53%
Adrian P. Schaffer	-	- %
Joseph R. Mitchell	-	- %
Stephen J. Roy	111,313	0.29%
Jerome H. Granrud	82,370	0.21%
Donald W. Vanlandingham	225,247	0.58%
Joseph P. Sellinger	91,757	0.24%
Director and Executive Officers as a Group (eleven persons)	2,959,268	7.63%

(1) Calculated separately for each holder on the basis of the actual number of outstanding shares as of June 11, 2011. Assumes that shares issuable upon exercise of options and warrants held by such person (but not by anyone else) and exercisable within 60 days have been issued as of such date.

(2) Mr. Rankin disclaims beneficial ownership of 4,000 shares which are held in a custodial account for the benefit of his grandchildren under the Uniform Gift to Minors Act.

EQUITY COMPENSATION PLAN INFORMATION

Number of securities
remaining available for
future issuance under
	Number of securities to be	Weighted-average	equity compensation
	issued upon exercise of	exercise price of	plans (excluding
	outstanding options,	outstanding options,	securities reflected in
	warrants and rights	warrants and rights	column (a))
Plan category	(a)	(b)	(c)
Equity compensation plans approved by
security holders:
2002 Equity Incentive Plan	2,782,456	$ 2.81	260,004
Non–Employee Director Stock Option Plan
	445,754	$ 2.59	-
Stock Bonus Plan	167,680	$ 2.44	550,320
Equity compensation plans not approved
by security holders	-	-	-
Total	3,395,890	$ 2.76	810,324

PROPOSAL 2

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Audit Committee of the Board of Directors has selected Grant Thornton LLP, a registered public accounting firm, as the Company's independent auditors for the fiscal year ending March 31, 2013, and has further directed that management submit the selection of independent auditors for ratification by the shareholders at the annual meeting. Grant Thornton LLP was engaged as the Company's auditors in September 2004. Representatives of Grant Thornton LLP are expected to be present at the annual meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither the Company's governing documents, nor law, require shareholder ratification of the selection of Grant Thornton LLP as the Company's independent auditors. However, the Audit Committee of the Board is submitting the selection of Grant Thornton LLP to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Audit Committee of the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee of the Board in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its shareholders.

To be ratified, the proposal must be approved by the affirmative vote of a greater number of votes cast for the proposal than are cast against the proposal. If a ballot is called for, proxies in the accompanying form appointing the persons whose names are printed therein to act (unless the proxy form has been marked against or authority to vote is withheld) will be voted in favor of the proposal.

Independent Auditor's Fees

The following table represents aggregate fees billed to the Company by Grant Thornton LLP for the fiscal years ended March 31, 2012 and 2011:

	2012	2011
Audit Fees (1)	$ 240,320	$ 257,093
Audit - Related Fees (2)	$ 26,250	$ -
Tax Fees	$ -	$ -
All Other Fees	$ -	$ -

(1) Audit Fees consist of fees for professional services rendered for the audit of our annual consolidated financial statements and effectiveness of internal control over financial reporting, review of the interim consolidated financial statements included in quarterly reports on Form 10-Q and professional services rendered related to comfort letter procedures for stock offering and providing consent to include the Auditor's opinion in registration statements.

(2) Audit-Related Fees consist of fees for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported in Audit Fees and for a compliance audit required under the Company's Grant with the U.S. Department of Energy.

All fees described above incurred in connection with services performed by Grant Thornton LLP were approved by the Audit Committee.

Pre-Approval Policies and Procedures

The Audit Committee pre-approves all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by our independent auditor, Grant Thornton LLP (subject to de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to completion of the audit). The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

Disagreements with Auditors

There have been no disagreements with Grant Thornton LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE SELECTION OF THE INDEPENDENT AUDITORS.

PROPOSAL 3

VOTE UPON A PROPOSAL TO APPROVE THE 2012 EQUITY INCENTIVE PLAN

On April 11, 2012, our Board adopted the UQM Technologies, Inc. 2012 Equity Incentive Plan (the "2012 Plan") subject to shareholder approval. The 2012 Plan replaces the UQM Technologies, Inc. 2002 Equity Incentive Plan, which expired by its terms on April 2, 2012. The 2012 Plan provides for the grant of non-qualified stock options and incentive stock options to our employees and consultants.

The purposes of the 2012 Plan are to provide the employees and consultants who are selected for participation with added incentives to continue in our long-term service and to create in such persons a more direct interest in the future success of our operations by relating incentive compensation to increases in shareholder value, so that the interests of those participating in the 2012 Plan are more closely aligned with the interests of our shareholders. The 2012 Plan is also designed to provide a financial incentive that will help us attract, retain and motivate the most qualified employees and consultants.

Our compensation structure for executives consists of base pay, payable in cash, and performance-based variable compensation to reward our executives for achieving financial, operational, and strategic goals as well as for individual performance. Last year, over 92% of the advisory votes cast by the Company's shareholders approved of our executive compensation policies and practices. The Board has established grants of stock options under the 2012 Stock Bonus Plan as a significant component of our equity-based compensation program. The grant of equity-based compensation is generally linked to the attainment of performance objectives established by the Board. Performance-based variable compensation may be paid either in cash or in the form of Common Stock under the Stock Bonus Plan, stock options under the 2012 Plan, or a combination of both. Over the last several years, equity-based compensation (common stock and stock options) have been a significant component of each executive officer's total compensation, typically representing more than 25% of total annual compensation. This significant equity-based compensation component of executive compensation is designed to encourage an ownership mindset that aligns the interests of management with those of our shareholders.

Management believes that the grant of options to acquire common stock under the 2012 Plan is critically important to attracting and retaining highly qualified employees. Many large companies have substantially greater financial resources that permit them to offer highly competitive compensation packages. Grants of equity-based compensation to existing and potential employees under the 2012 Plan is a significant tool that we can use in competing for and retaining highly qualified employees in a competitive job market where we routinely compete with large companies for personnel. Equity-based compensation awards with multiple-year vesting periods can also serve as a powerful retention tool by requiring employees to remain with us over a number of years to earn the full amount of the compensation.

In the event that the shareholders do not approve the adoption of the 2012 Plan, the Board expects to pay in cash the fair value of each executive's annual compensation typically paid through the grant of stocks options. Consequently, a vote against the adoption of the 2012 Plan will not have the effect of reducing the total amount of executive compensation, but rather will convert a noncash compensation cost to a compensation cost payable in cash.

The following is a summary of the material terms of the 2012 Plan and does not describe all of the plan terms. The complete text of the 2012 Plan is included as Appendix A to this proxy statement.

Description of the 2012 Plan

Shares Subject to the 2012 Plan. At its meeting on April 11, 2012, the Board authorized the reservation of up to 2,000,000 shares of our Common Stock for the grant of options under the 2012 Plan and directed our Chief Financial Officer to study comparable companies and determine the number of shares that would be appropriate to reserve for grant under the Plan, but not more than 2,000,000 shares. After researching the number of shares reserved by similar companies, the Chief Financial Officer recommended to the Board that 1,100,000 shares should be reserved for grant under the Plan. Accordingly, there are 1,100,000 shares of Common Stock reserved for the grant of options under the 2012 Plan. The Plan provides that all 1,100,000 shares of Common Stock reserved can be granted with respect to incentive options. Shares of Common Stock covered by unexercised options that expire, terminate, or are canceled, together with shares of Common Stock that are used to pay withholding taxes or the option exercise price, will again be available for option under the 2012 Plan. On June 11, 2012, the closing price of a share of Common Stock on the NYSE MKT was $0.93.

Per-Person Limit. In order to qualify the options as "performance-based compensation" not subject to the limit on deductibility under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), the Plan limits the maximum number of shares subject to one or more options that can be granted during any calendar year to any employee or consultant to 500,000 shares of Common Stock.

Adjustment of Shares. The number of shares eligible for option grants under the 2012 Plan, the number of shares subject to outstanding options, the number of shares that may be granted to any individual, the number of shares available for grant pursuant to incentive options, and the number of shares subject to a delegation of authority are subject to adjustment on account of stock splits, stock dividends, recapitalizations and other dilutive changes in the Common Stock.

Eligibility. The 2012 Plan provides that options may be granted to those key employees and consultants who are selected by the Committee in its sole discretion. We currently consider certain of our employees and consultants to be eligible for the grant of options under the 2012 Plan. As of June 11, 2012, there were approximately 85 eligible individuals.

Administration of the 2012 Plan. The 2012 Plan is administered by the members of the Compensation and Benefits Committee of the Board (the "Committee"). The Committee may, when necessary, appoint one or more subcommittees to (1) consist solely of individuals who satisfy the requirements of any exchange or market on which the Common Stock is traded, (2) consist solely of persons who qualify as an "outside director" under Code section 162(m), or (3) consist solely of individuals who qualify as "non-employee" directors under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Committee has the sole discretion to determine the employees and consultants to whom options may be granted under the 2012 Plan and the manner in which such options will vest. Options are granted by the Committee to employees and consultants in such numbers and at such times during the term of the 2012 Plan as the Committee shall determine. In granting options the Committee intends to take into account such factors as it may deem relevant in order to accomplish the 2012 Plan's purposes, including one or more of the following: the extent to which performance goals have been met, the duties of the respective employees and consultants, and their present and potential contributions to our success.

The 2012 Plan provides that the Committee may delegate authority to grant options to specified officers of the Company; provided no grants of options may be made by such specified officers to any employee or consultant who is covered by Section 16(b) of the Exchange Act. At this time, the Committee has not made such a delegation.

Grant of Options. The Committee may grant stock options, including incentive stock options ("ISOs"), which may be eligible for favorable tax treatment for the option holder, or non-qualified options ("NQOs"). ISOs may only be granted to employees.

Exercise Price. The Committee determines the exercise price for each option, which must be equal to or greater than the fair market value of the Common Stock on the date of grant. An ISO that is granted to an employee who owns Common Stock having more than 10% of the voting power must have an exercise price that is at least equal to 110% of the fair market value of the Common Stock on the date the ISO is granted.

No Repricing. The 2012 Plan provides that, without prior shareholder approval, we will not (1) amend the terms of any outstanding option to reduce the option price, (2) cancel any outstanding option and replace it with a new option with a lower exercise price where the economic effect would be the same as reducing the option price of the cancelled option, (3) cancel any outstanding option in exchange for cash, or (4) take any other action with respect to an option that would be treated as a "repricing" under the accounting rules or under the rules of the Securities and Exchange Commission.

Vesting. The Committee determines the vesting schedule for options in its sole discretion.

Exercise of Options. An option holder may exercise an option by written notice and payment of the exercise price (1) in cash or certified funds, (2) by the surrender of a number of shares of Common Stock already owned by the option holder for at least 6 months and having a fair market value equal to the exercise price, or (3) through a broker's transaction by directing the broker to sell all or a portion of the Common Stock to pay the exercise price or make a loan to the option holder to permit the option holder to pay the exercise price. Option holders who are subject to tax withholding may pay the withholding in cash. Otherwise, we will withhold the number of shares necessary to satisfy the minimum required tax withholding obligation.

Option Term. The Committee determines the term of each option, which shall be no longer than 10 years (5 years in the case of an ISO granted to an employee who owns Common Stock having more than 10% of the voting power).

Termination of Employment or Services. Unless the Committee provides otherwise, the following provisions apply in the event of an employee option holder's termination of employment. If the option holder's employment is terminated for cause, the option terminates immediately. If the option holder becomes disabled, the option may be exercised for one year after the option holder's employment terminates on account of disability. If the option holder dies during employment or in the one-year period referred to in the preceding sentence, or in the 3-month (ISOs) or 12-month (NQOs) period following termination of employment other than on account of cause, disability or retirement, the option may be exercised for one year after the option holder's death. If the option holder's employment terminates for any reason other than cause, disability, death, or retirement, an ISO may be exercised for 3 months after termination of employment, and a NQO may be exercised for 12 months after termination of employment. If the option holder's employment terminates on account of retirement, an ISO may be exercised for 3 months after retirement and an NQO can be exercised for the rest of the option term. For this purpose, retirement means termination of employment after the option holder's 65th birthday, termination pursuant to an early retirement provision in the option holder's employment agreement, or voluntary termination of employment by a UQM officer who has served as a UQM officer for 20 or more years. In all cases, the option can be exercised only to the extent that it is vested at the time of termination of employment and only during the term of the option.

The following provisions shall apply in the event of a consultant option holder's termination of services. If the option holder's services are terminated other than on account of cause or the option holder's death, the option may be exercised during the remainder of the option term. If the option holder's services are terminated for cause, as determined by the Company, the option terminates immediately; however, if the agreement between the Company and the consultant provides for termination of the agreement for cause, cause will have the meaning set forth in the agreement. If the option holder dies during the option period, the option may be exercised for 15 months after the option holder's death. In all cases, the option can be exercised only to the extent that it is vested at the time of termination and only during the term of the option.

Nontransferability. Generally, NQOs granted under the 2012 Plan are not transferable other than by will or by the laws of descent and distribution. The Committee may, however, permit a transfer of NQOs to certain members of the option holder's family or to a trust or partnership of which certain members of the option holder's family are the only beneficiaries or partners. ISOs may not be transferred under any circumstances other than by will or by the laws of descent and distribution.

Change in Control. Upon the occurrence of a "corporate transaction" (as defined in the 2012 Plan), all outstanding options will become fully vested. The successor to the Company may assume the options or substitute new options. The 2012 Plan provides that all assumptions or substitutions shall be made in compliance with Code Sections 409A and 424.

Amendment and Termination. Our Board may amend the 2012 Plan in any respect at any time provided shareholder approval is obtained when necessary or desirable, but no amendment may impair any option, or other award previously granted or deprive an option holder, without his or her consent, of any Common Stock previously acquired. The 2012 Plan will terminate on April 10, 2022, unless sooner terminated by the Board.

Federal Income Tax Consequences

The following is a summary of the principal United States federal income tax consequences to the option holders and to the Company as of the date of this proxy statement. The discussion does not address state, local, or foreign tax consequences nor does it address any estate or gift tax consequences.

The grant of an ISO or an NQO has no federal income tax consequences for the option holder or the Company.

An option holder will have no federal income tax consequences upon exercise of an ISO, except that the alternative minimum tax may apply. If the option holder disposes of the Common Stock before the end of the ISO holding period, the option holder recognizes ordinary income equal to the excess of (1) the fair market value of the Common Stock on the date the ISO was exercised or, if less, the amount received on the disposition over (2) the exercise price. Generally, the Company will receive a tax deduction if the shares are disposed of before the holding periods are met. If the option holder disposes of the Common Stock after the end of the ISO holding period, the option holder will have a capital gain. The Company does not have a tax deduction for any capital gain income of the option holder.

When an NQO is exercised, the option holder will have ordinary income equal to the excess of the fair market value of the Common Stock on the date of exercise over the exercise price. Generally, the Company will have a tax deduction.

Under Section 162(m) of the Code, the Company may be limited as to federal income tax deductions to the extent that total annual compensation in excess of $1 million is paid to the Company's Chief Executive Officer or any one of the four highest paid executive officers (other than the chief executive officer) who were employed by the Company on the last day of the taxable year. However, certain "performance-based compensation," the material terms of which are disclosed to and approved by the Company's shareholders, is not subject to this limitation on deductibility. We have designed the 2012 Plan with the intention that compensation resulting from options granted under the plan would be deductible without regard to the limitations otherwise imposed by Code Section 162(m) of the Code.

New Plan Benefits Under the 2012 Plan

On June 1, 2012, Joseph R. Mitchell became the Company's Vice President of Operations. The Employment Agreement between the Company and Mr. Mr. Mitchell dated May 1, 2012, provides for a grant to Mr. Mitchell of an incentive stock option on June 1, 2012, subject to shareholder approval of the 2012 Plan, to purchase 25,000 shares of Common Stock with a term of 5 years. The option is scheduled to vest in equal installments on June 1, 2013, 2014, and 2015. The Option Price is $1.03 per share, the closing price of the Common Stock on June 1, 2012.

Other than this option granted to Mr. Mitchell, future grants will be in the discretion of the Committee. The type of option, number of shares, recipients and the other terms of options to be granted in the future cannot be determined at this time.

Shareholder Approval

The affirmative vote of the holders of a majority of the shares of Common Stock present, in person or represented by proxy, and entitled to vote at the Annual Meeting is required to approve the 2012 Equity Incentive Plan. The Board believes the 2012 Equity Incentive Plan is in the best interests of the Company and its shareholders and is important in order to help assure the ability of the Company to continue to recruit and retain highly qualified employees and consultants.

THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" THE ADOPTION OF PROPOSAL 3.

PROPOSAL 4

VOTE UPON A PROPOSAL TO APPROVE THE AMENDMENT AND RESTATEMENT OF THE NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR GRANT UNDER STOCK OPTION AWARDS BY 500,000 SHARES

Our Non-Employee Director Stock Option Plan (the "Director Plan") provides for the grant of nonqualified stock options to those members of the Board who are not our employees. On August 3, 2011, the date of the last annual meeting, we granted options to purchase 155,122 shares of Common Stock to non-employee directors. Subsequent to the grant date we discovered that the Director Plan did not have a sufficient number of shares available that had been previously approved by the Company's shareholder's, to complete the entire grant. As a result, 51,491 of the shares subject to options were not authorized shares under the Director Plan. At its meeting on November 2, 2011, our Board approved an amendment and restatement of the Director Plan to increase the number of authorized shares by 500,000 and authorized the amendment of the previously granted stock options covering 51,491 shares to provide that the options covering those shares would not be exercisable until our shareholders approved the amendment and restatement of the Director Plan.

Our Board and management believe that the recruitment and retention of qualified individuals to serve on our Board is essential to our success and will be enhanced by providing equity compensation as an incentive to such individuals to agree to join our Board and to continue their service on our Board. Management believes that the grant of options to acquire common stock under the Director Plan is critically important to our success and in attracting and retaining highly qualified board members. Many large companies have substantially greater financial resources that permit them to offer highly competitive compensation packages to board members. Grants of equity-based compensation to existing and potential Board members under the 2012 Plan is a significant tool that we can use in competing for and retaining highly qualified Board members whose background and experience can contribute to our success.

The Board has established grants of stock options under the Director Plan as a significant component of our equity-based compensation program. In order to more closely align the interests of the members of our Board of Directors with those of our shareholders and to provide our Board members who are not also Company employees with a more direct interest in our future success we pay approximately 20% of the annual compensation of each Board member in the form of stock options under the Director Plan. The composition of board compensation has been determined by the Compensation and Benefits Committee based on the market for board talent as determined by the Committee in consultation with the compensation firm Towers Watson. (See also the Compensation Discussion and Analysis and the Compensation and Benefits Committee Report above.) In the event that the shareholders do not approve the adoption of the Director Plan, the Board expects to pay in cash the fair value of each Board member's annual compensation typically paid through the grant of stocks options. Consequently, a vote against the adoption of the Director Plan will not have the effect of reducing the total amount of board compensation, but rather will convert a noncash compensation cost to a compensation cost payable in cash.

The following is a summary of the material terms of the amended and restated Director Plan and does not describe all of the plan terms. The complete text of the amended and restated Director Plan is included as Appendix B to this proxy statement.

Description of the Director Plan

Shares Subject to the Director Plan. If the shareholders approve reservation of the additional 500,000 shares, as of August 8, 2012, the date of the 2012 annual meeting, there will be 448,509 shares remaining for issuance under the Director Plan. This number will be reduced by any option grants made under the Director Plan on August 8, 2012. Shares of Common Stock covered by unexercised options that expire, terminate or are canceled will again be available for option under the Director Plan. On June 11, 2012, the closing price of a share of Common Stock on the NYSE MKT was $0.93.

Adjustment of Shares. The number of shares eligible for option grants under the Director Plan, and the number of shares subject to outstanding options are subject to adjustment on account of stock splits, stock dividends, recapitalizations and other dilutive changes in the Common Stock.

Eligibility. All members of our Board who are not Company employees ("Eligible Directors") are eligible to be granted options under the Director Plan. As of June 11, 2012, there were five Eligible Directors.

Grant of Options. Each Eligible Director may make an election to receive part or all of his annual retainer for a year of service on our Board in cash or as a grant of options under the Director Plan. Each year of service begins on the date of the annual meeting of shareholders and ends on the day before the date of the next annual meeting. An election to receive a grant of options must be made at least 6 months before the date of the annual meeting that begins the year of service. An Eligible Director who is newly elected to the Board may elect, no later than the 30th day after his election to the Board, to receive part or all of his annual retainer in cash. An Eligible Director who fails to make an election to receive a grant of options will receive all of his annual retainer in cash.

No later than 6 months prior to the date of each annual meeting, our Board determines the number of shares subject to options to be granted for the year of service that begins on the date of the annual meeting. The plan provides that if, on the date an option is granted (which is ordinarily the date of the annual meeting), the number of shares available for grant is insufficient, each Eligible Director will be granted an option to purchase his pro rata portion of the shares then available for grant under the Director Plan. An Eligible Director who is elected to a term of fewer than 12 months will receive an option to purchase a pro rata number of shares, based on the ratio of the number of months in his term to 12.

Exercise Price. The exercise price is equal to the fair market value of the Common Stock on the date of grant.

No Repricing. The Director Plan provides that, without prior shareholder approval, we will not (1) amend the terms of any outstanding option to reduce the option price, (2) cancel any outstanding option and replace it with a new option with a lower exercise price where the economic effect would be the same as reducing the option price of the cancelled option, or (3) take any other action with respect to an option that would be treated as a "repricing" under the accounting rules or under the rules of the Securities and Exchange Commission.

Option Term; Vesting. The term of each option may range from three to ten years. Options are fully vested at all times.

Exercise of Options. An option holder may exercise an option by written notice and payment of the exercise price (1) in cash or certified funds, (2) by the surrender of a number of shares of Common Stock already owned by the option holder for at least 6 months (or such other period necessary to avoid, if possible the recognition of expense for financial accounting purposes) and having a fair market value equal to the exercise price, or (3) through a broker's transaction by directing the broker to sell all or a portion of the Common Stock to pay the exercise price or make a loan to the option holder to permit the option holder to pay the exercise price.

Termination of Board Membership. If an Eligible Board member's Board service terminates for any other reason, the option may be exercised for the remainder of its term. If an Eligible Director is removed from the Board for cause, the option is void.

Other Conditions. Eligible Directors must comply with our insider trading and other policies affecting the purchase and sale of our securities. In addition, each Eligible Director's option agreement contains the Eligible Director's agreement not to sell any Common Stock if the number of shares sold when combined with sales by other directors, employees and consultants will exceed 10% of the trading volume on the date of sale. If an Eligible Director fails to comply with these conditions, the Eligible Director must pay the profit to the Company.

Change in Control. Upon the occurrence of a "corporate transaction" (as defined in the Director Plan), all outstanding options will become fully vested. The successor to the Company may assume the options or substitute new options. The Director Plan provides that all assumptions or substitutions shall be made in compliance with Code Sections 409A and 424.

Amendment and Termination. Our Board may amend the Director Plan in any respect at any time provided shareholder approval is obtained when required or desirable, but no amendment may impair any option, or other award previously granted or deprive an Eligible Director, without his consent, of any Common Stock previously acquired. The Director Plan will terminate upon resolution of the Board.

Federal Income Tax Consequences

The following is a summary of the principal United States federal income tax consequences to the Eligible Directors and to the Company as of the date of this proxy statement. The discussion does not address state, local, or foreign tax consequences nor does it address any estate or gift tax consequences.

The grant of an option has no federal income tax consequences for the Eligible Director or the Company. When an option is exercised, the Eligible Director will have ordinary income equal to the excess of the fair market value of the Common Stock on the date of exercise over the exercise price. Generally, the Company will have a tax deduction.

For their service in Fiscal Year 2012, our non-employee directors received options to acquire an aggregate of 155,122 shares of Common Stock under the Director Plan.

Shareholder Approval

The affirmative vote of the holders of a majority of the shares of Common Stock present, in person or represented by proxy, and entitled to vote at the Annual Meeting is required to approve the Non-Employee Director Stock Option Plan Proposal. The Board believes the Non-Employee Director Stock Option Plan Proposal is in the best interests of the Company and its shareholders and is important in order to help assure the ability of the Company to continue to recruit and retain highly qualified directors.

THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" THE ADOPTION OF PROPOSAL 4.

PROPOSAL 5

VOTE UPON A PROPOSAL TO APPROVE THE AMENDMENT OF THE STOCK BONUS PLAN TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR GRANT BY 400,000 SHARES

Our Board approved a Stock Bonus Plan (the "Stock Bonus Plan") in 1985 to permit the grant of shares of Common Stock to employees and key consultants to the Company as additional compensation for services rendered. As of March 31, 2012 there were 550,320 shares available for grant under the Stock Bonus Plan, that have previously been approved by the Company's shareholders. On May 8, 2012, our Board approved an amendment to the Stock Bonus Plan to increase the number of shares by an additional 400,000 shares, subject to the approval of the Company's shareholders.

Our compensation structure for executives consists of base pay, payable in cash, and performance-based variable compensation to reward our executives for achieving financial, operational, and strategic goals as well as for individual performance. Common Stock issued under the Stock Bonus Plan is an important component of our compensation structure. Over the last several years, equity-based compensation (Common Stock and stock options) have been a significant component of each executive officer's total compensation, typically representing more than 25% of total annual compensation. The equity-based compensation component of executive compensation is designed to encourage an ownership mindset that aligns the interests of management with those of our shareholders.

Management believes that the grant of Common Stock under the Stock Bonus Plan is critically important to attracting and retaining highly qualified employees. Many large companies have substantially greater financial resources that permit them to offer highly competitive compensation packages. Grants of equity-based compensation to existing and potential employees under the Stock Bonus Plan is a significant tool that we can use in competing for and retaining highly qualified employees in a competitive job market where we routinely compete with large companies for personnel. Equity-based compensation awards with multiple-year vesting periods can also serve as a powerful retention tool by requiring employees to remain with us over a number of years to earn the full amount of the compensation.

Shares granted under the Stock Bonus Plan, unlike stock options granted under the Equity Incentive Plan, have a measurable market value on the date of grant. Because a substantial portion of the total compensation paid to our executives is equity-based compensation paid through grants of Common Stock under the Stock Bonus Plan, the Board has determined that it is in our best interests to further increase the number of shares of Common Stock available for grant under the Stock Bonus Plan. In the event that the shareholders do not approve this amendment to the Stock Bonus Plan, the Board expects to, upon exhausting the shares in the Stock Bonus Plan previously approved by the Company's shareholders, to pay in cash the fair value of each executive's annual compensation typically paid through the grant of common stock under the Stock Bonus Plan. Consequently, a vote against this amendment will not have the effect of reducing the total amount of executive compensation, but rather will convert a noncash compensation cost to a compensation cost payable in cash.

The following is a summary of the material terms of the Stock Bonus Plan and does not describe all of the plan terms. The complete text of the Stock Bonus Plan Plan is included as Appendix C to this proxy statement.

Description of the Stock Bonus Plan

Shares Subject to the Plan. As of March 31, 2012, there were 550,320 shares available for grant under the Stock Bonus Plan. If this amendment to add 400,000 shares of Common Stock to the Stock Bonus Plan is approved by shareholders, the number of shares reserved and available for grant under the Stock Bonus Plan will be increased to 950,320 shares. On June 11, 2012, the closing price of a share of Common Stock on the NYSE MKT was $0.93.

Adjustment of Shares. The number of shares eligible for grant under the Stock Bonus Plan, the number of shares that may be granted to any individual, and the number of shares subject to a delegation of authority are subject to adjustment on account of stock splits, stock dividends, recapitalizations and other dilutive changes in Common Stock. Shares of Common Stock that terminate or are canceled, are reacquired in accordance with plan provisions, together with shares of Common Stock that are used to pay withholding taxes, will again be available for option under the Stock Bonus Plan.

Participation. The Stock Bonus Plan provides that shares of Common Stock may be granted to those employees and key consultants who are selected by the Committee in its sole discretion and to non-employee directors who are selected by the Board in its sole discretion. The Company currently considers certain of its employees and consultants to be eligible for the grant of shares of Common Stock under the Stock Bonus Plan. As of June 11, 2012, there were approximately 85 eligible individuals. The Stock Bonus Plan is a discretionary plan and, accordingly, it is not possible at present to determine the number of shares that may be granted to any individual during the term of the Stock Bonus Plan. There is no minimum or maximum number of shares that may be issued to any eligible participant.

Administration. The Stock Bonus Plan is administered as to grants to employees and key consultants by the Compensation and Benefits Committee of the Board (the "Committee") and as to grants to non-employee directors by the Board. The Stock Bonus Plan may be terminated at any time by resolution of the Board. To the extent applicable, the Committee must be structured at all times so it satisfies the "non-employee director" requirement of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). In addition, to the extent that vesting of a grant is performance-based, we intend that the Committee be structured so that it satisfies the "outside director" requirement of Section 162(m) of the Code. The Committee has the sole discretion to determine the employees and key consultants to whom Common Stock may be granted under the Stock Bonus Plan and the manner in which such shares will vest. The Board has the sole discretion to determine to whom Common Stock may be granted and the manner in which it will vest. Shares of Common Stock are granted by the Committee to employees and key consultants in such numbers and at such times during the term of the Stock Bonus Plan as the Committee and the Board, respectively, determine. In making grants, the Committee and the Board will take into account such factors as they may deem relevant in order to accomplish the Stock Bonus Plan's purposes, including one or more of the following: the extent to which performance goals have been met, the duties of the respective employees and consultants, and their present and potential contributions to the Company's success.

The Stock Bonus Plan provides that the Committee may delegate authority to specified officers of the Company to grant shares of Common Stock to our employees and key consultants; provided no grants of shares may be made by such specified officers to any employee or key consultant who is covered by Section 16(b) of the Exchange Act or to any employee who is, or who may become, subject to section 162(m) of the Code. At this time, the Committee has not made such a delegation.

Restrictions; Vesting. The Committee and the Board, respectively, determine the restrictions, if any, applicable to each grant of Common Stock under the Stock Bonus Plan. The restrictions may include the performance of services for a specified continuous period of time or the attainment of specified performance goals and objectives as determined by the Committee or the Board, respectively. The restrictions may vary among awards and grantees.

Change in Control. All restrictions with respect to stock granted under the Plan lapse upon a "change in control" of the Company, unless the Committee or the Board, as applicable, has provided otherwise when the Common Stock is granted. A "change in control" occurs if (1) we are merged or consolidated with another company or reorganized (other than a bankruptcy reorganization) unless we are the surviving or continuing company and there is no change in the Common Stock, (2) substantially all of our business or assets are sold or transferred (unless we continue as the holding company of the entity or entities that continue our business) or a sale of more than 50% of our outstanding voting stock, (3) we are liquidated or dissolved, (4) at any time during a period of two consecutive years, persons who constituted the Board at the beginning of the period (including any new directors whose election by the Board or whose nomination was approved by a vote of more than two-thirds of the directors who were directors at the beginning of the period or whose election or nomination was previously so approved) cease for any reason to be a majority of the Board, or (5) there is any other transaction that the Board determines to be a change in control.

Termination of Services. If a grantee dies or becomes disabled, Common Stock that is subject to restrictions will become fully vested as to a pro rata portion of each grant based on the ratio of the number of months of employment or service completed at termination of service from the date of the grant to the total number of months of service required for each grant to become fully vested. The remaining portion of the restricted stock will be forfeited. If the grantee terminates service after attaining age 65 (or if an employee terminates service under the retirement provisions of his employment agreement), the unvested shares will become fully vested. If a grantee terminates services for any other reason, all unvested shares will be forfeited.

Termination and Amendment of the Plan. Our Board may amend the Stock Bonus Plan provided that shareholder approval is obtained where necessary or desirable, but no amendment may impair any award previously granted without the award holder's consent. The Plan will continue until it is terminated by a resolution of our Board.

Federal Income Tax Consequences

In general, the grant of Common Stock that is subject to restrictions on transfer and is subject to a substantial risk of forfeiture does not have tax consequences for the grantee. The grantee will have ordinary compensation income in the taxable year in which the restrictions lapse and the Common Stock vests. The compensation is generally equal to the fair market value of the Common Stock when it vests, unless the grantee has made the Section 83(b) election described below. If the Common Stock is vested on the date of grant, then the recipient has ordinary compensation income equal to the fair market value of the Common Stock on the date of grant. The grantee's basis, for purposes of determining gain or loss, on a later taxable disposition of the Common Stock is generally equal to the compensation recognized when the Common Stock vests, or, if the Common Stock is vested upon grant, when the Common Stock is granted. In general, the gain or loss will be short-term or long-term capital gain or loss depending on how long the grantee holds the shares after they vest. In general, the Company is entitled to a deduction equal to the compensation recognized by the grantee, assuming that the compensation amounts satisfy the ordinary and necessary and reasonable compensation requirements for deductibility and that the deduction is not limited by Section 162(m) of the Code.

The grantee of Common Stock that is subject to restrictions can make an election under Section 83(b) of the Code to recognize ordinary compensation income at the time the Common Stock is granted in an amount equal to the fair market value of the Common Stock at the date of grant, without taking into account any restrictions. The grantee's basis for purposes of determining gain or loss on a later taxable disposition of the Common Stock is equal to the compensation recognized. Generally, the gain or loss will be short-term or long-term capital gain or loss depending on how long the grantee holds the shares after they are granted.

The affirmative vote of the holders of a majority of the shares of Common Stock present, in person or represented by proxy, and entitled to vote at the Annual Meeting is required to approve the Stock Bonus Plan Proposal. The Board believes the Stock Bonus Plan Proposal is in the best interests of the Company and its shareholders and is important in order to help assure the ability of the Company to continue to recruit and retain highly qualified employees, consultants, and non-employee directors.

THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" THE ADOPTION OF PROPOSAL 5.

PROPOSAL 6

ADVISORY VOTE TO APPROVE COMPENSATION FOR OUR NAMED EXECUTIVE OFFICERS

Shareholders have the opportunity to vote, on an advisory basis, on the compensation of our named executive officers. This advisory vote offers shareholders the opportunity to endorse or not endorse the Company's executive compensation policies and practices described in this proxy statement. . Last year, over 92 percent of the advisory votes cast by the Company's shareholders approved of our executive compensation policies and practices. Following our 2011 annual meeting, at which our shareholders supported an annual frequency for the advisory vote on the compensation of our named executive officers, our Board has determined to hold the advisory vote on executive compensation each year. Accordingly, the next advisory vote on executive compensation will occur at our 2013 annual meeting.

Our executive compensation programs are designed with the objectives of attracting, motivating and retaining highly qualified executives, providing performance-based incentives for the attainment of strategic business objectives, rewarding superior performance and aligning the interests of our executives with those of our shareholders. Accordingly, we are submitting the following resolution for shareholder vote at the Annual Meeting of Shareholders:

"RESOLVED, that the compensation paid to the Company's named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED."

For a more complete discussion of our compensation policies and practices please see the "Compensation Discussion and Analysis" section and the accompanying compensation tables and narrative disclosures in this proxy.

Your vote on this matter is advisory and non-binding, and therefore cannot overrule any decisions made by the Board of Directors of the Company. However, the Compensation and Benefits Committee will consider the outcome of this shareholder vote in its future deliberations on executive compensation.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

PROPOSALS BY SHAREHOLDERS

To be considered for inclusion in next year's proxy materials, your proposal must be submitted in writing by February 22, 2013 to UQM Technologies, Inc., Attn: Corporate Secretary, 4120 Specialty Place, Longmont, Colorado 80504.  Such proposals must also meet the other requirements of the rules of the Securities and Exchange Commission relating to shareholders' proposals and the provisions of our Bylaws.

Our Bylaws provide that any proposals by shareholders for the next Annual Meeting will not be acted on at the meeting unless notice thereof is received at our principal executive offices not less than 60 days or more than 90 days before the meeting.  Our Bylaws also provide that nominations to the Board of Directors for the 2013 Annual Meeting may not be made by shareholders unless written notice is received by the Secretary of the Company before March 25, 2013.  You should review our bylaws, which contain additional requirements about advance notice of shareholder proposals and director nominations.

If we are not notified of intent to present a proposal at our 2013 Annual Meeting by 60 calendar days before the 2013 meeting date, which we expect will be within 30 calendar days of August 1, 2013, we will have the right to exercise discretionary voting authority with respect to any proposal, if presented at the meeting, without including information regarding such proposal in our proxy materials.

OTHER MATTERS

As of the date of this proxy statement, the Board of Directors is not aware of any other matters to be presented for action at the meeting, nor has it been advised that others will present any other matters. If any other matters do properly come before the meeting, the proxy holders intend to vote the proxies held by them in accordance with their best judgment on such matters.

ANNUAL REPORT

Upon the receipt of a written request from any shareholder, the Company will mail, at no charge to the shareholder, a copy of the Company's Fiscal Year 2012 Annual Report on Form 10-K, including the financial statements and schedules required to be filed with the Securities and Exchange Commission pursuant to Rule 13a-1 under the Exchange Act. Written requests for such Report should be directed to:

Secretary

UQM Technologies, Inc.

4120 Specialty Place

Longmont, Colorado 80504

Phone (303) 682-4900

The Company's Annual Report on Form 10-K is also available on the Company's web site at www.uqm.com or at the web site that the Securities and Exchange Commission maintains at www.sec.gov.

APPROVAL OF DIRECTORS

The Board of Directors of the Company has approved the contents of this proxy statement and its mailing to the shareholders.

/s/ DONALD A. FRENCH
Donald A. French, Secretary

Appendix A

UQM TECHNOLOGIES, INC.

2012 EQUITY INCENTIVE PLAN

ARTICLE I

INTRODUCTION

1.1 Establishment . UQM Technologies, Inc., a Colorado corporation, effective April 11, 2012, hereby establishes the UQM Technologies, Inc. 2012 Equity Incentive Plan (the "Plan") for certain employees of the Company (as defined in subsection 2.1(e)) and certain consultants to the Company. The Plan permits the grant of incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, and non-qualified stock options to certain key employees of the Company and to certain consultants to the Company.

1.2 Purposes . The purposes of the Plan are to provide those who are selected for participation in the Plan with added incentives to continue in the long-term service of the Company and to create in such persons a more direct interest in the future success of the operations of the Company by relating incentive compensation to increases in shareholder value, so that the income of those participating in the Plan is more closely aligned with the income of the Company's shareholders. The Plan is also designed to provide a financial incentive that will help the Company attract, retain and motivate the most qualified employees and consultants.

1.3 Effective Date . The initial effective date of the Plan is April 11, 2012. No Option shall be exercisable by any individual who is or who may be covered by Section 162(m) of the Internal Revenue Code of 1986, as amended, until the Plan is approved by the Company's shareholders. The Plan and any amendments to the Plan shall be approved the Company's shareholders to the extent and in the manner such approval is required by applicable law or the rules of the exchange or other market on which the Company's stock is traded.

ARTICLE II

DEFINITIONS

2.1 Definitions . The following terms shall have the meanings set forth below:

(a) "Affiliated Corporation" means any corporation or other entity that is affiliated with UQM through stock ownership or otherwise and is designated as an "Affiliated Corporation" by the Board, provided, however, that for purposes of Incentive Options granted pursuant to the Plan, an "Affiliated Corporation" means any parent or subsidiary of the Company as defined in Code section 424 and further provided that, to the extent required under Code section 409A, an "Affiliated Corporation" shall include only an entity in which the Company possesses at least 20% of the total combined voting power of the entity's outstanding voting securities or such other threshold ownership percentage permitted under Code section 409A.

(b) "Board" means the Board of Directors of UQM.

(c) "Code" means the Internal Revenue Code of 1986, as it may be amended from time to time.

(d) "Committee" means a committee consisting of members of the Board who are empowered hereunder to take actions in the administration of the Plan. The Committee may designate one or more subcommittees to (i) consist solely of persons who satisfy the applicable requirements of any stock exchange or national market system on which the shares of Stock may be listed, (ii) consist solely of persons who qualify as an "outside director" within the meaning of Code section 162(m), and (iii) consist solely of persons who qualify as a "non-employee director" within the meaning of Rule 16b-3 promulgated under the Exchange Act. Except as provided in Section 3.2, the Committee shall select Participants from Eligible Employees and Eligible Consultants of the Company and shall determine the Options to be granted pursuant to the Plan and the terms and conditions thereof.

(e) "Company" means UQM Technologies, Inc. and the Affiliated Corporations.

(f) "Disabled" or "Disability" shall have the meaning given to such terms in Code section 22(e)(3).

(g) "Effective Date" means the effective date of the Plan, April 11, 2012, the date the Plan was approved by the Board.

(h) "Eligible Consultants" means those consultants to the Company who are determined, by the Committee, to be individuals whose services are important to the Company and who are eligible to receive Non-Qualified Options under the Plan.

(i) "Eligible Employees" means those employees (including, without limitation, officers and directors who are also employees) of the Company or any subsidiary or division thereof, upon whose judgment, initiative and efforts the Company is, or will become, largely dependent for the successful conduct of its business. For purposes of the Plan, an employee is any individual who provides services to the Company or any subsidiary or division thereof as a common law employee and whose remuneration is subject to the withholding of federal income tax pursuant to Code section 3401. Employee shall not include any individual (A) who provides services to the Company or any subsidiary or division thereof under an agreement, contract, or any other arrangement pursuant to which the individual is initially classified as an independent contractor or (B) whose remuneration for services has not been treated initially as subject to the withholding of federal income tax pursuant to Code section 3401 even if the individual is subsequently reclassified as a common law employee as a result of a final decree of a court of competent jurisdiction or the settlement of an administrative or judicial proceeding. Leased employees shall not be treated as employees under this Plan.

(j) "Exchange Act" shall mean the Securities Exchange Act of 1934, as it may be amended from time to time.

(k) "Fair Market Value" means, as of a given date, (i) the closing price of a Share on the principal stock exchange on which Shares are then trading, if any (or as reported on any composite index that includes such principal exchange) on such date, or if Shares were not traded on such date, then on the next preceding date on which a trade occurred; or (ii) if the Stock is not traded on an exchange but is quoted on Nasdaq or a successor quotation system, the mean between the closing representative bid and asked prices for the Stock on such date as reported by Nasdaq or such successor quotation system; or (iii) if the Stock is not publicly traded on an exchange and not quoted on Nasdaq or a successor quotation system, the Fair Market Value of a Share shall be determined by the Committee using a method that is consistent with the requirements of Code section 409A. If, upon exercise of an Option, the exercise price is paid by a broker's transaction as provided in subsection 7.2(g)(ii)(D), Fair Market Value, for purposes of the exercise, shall be the price at which the Stock is sold by the broker.

(l) "Incentive Option" means an Option designated as such and granted in accordance with Code section 422.

(m) "Non-Qualified Option" means any Option other than an Incentive Option.

(n) "Option" means a right to purchase Stock at a stated or formula price for a specified period of time. Options granted under the Plan shall be either Incentive Options or Non-Qualified Options.

(o) "Option Agreement" shall have the meaning given to such term in Section 7.2 hereof.

(p) "Option Holder" means a Participant who has been granted one or more Options under the Plan.

(q) "Option Period" means the period of time, determined by the Committee, during which an Option may be exercised by the Option Holder.

(r) "Option Price" means the price at which each share of Stock subject to an Option may be purchased, determined in accordance with subsection 7.2(b).

(s) "Participant" means an Eligible Employee or Eligible Consultant designated by the Committee from time to time during the term of the Plan to receive one or more Options under the Plan.

(t) "Retirement" means termination of services for the Company on or after the Participant's 65th birthday, termination of services for the Company pursuant to an early retirement provision in an employment agreement between the Company and the Participant, or voluntary termination of services for the Company by an officer of the Company who has served as an officer of the Company for twenty (20) or more years.

(u) "Securities Act" means the Securities Act of 1933, as it may be amended from time to time.

(v) "Share" means one whole share of Stock.

(w) "Stock" means the $0.01 par value common stock of UQM Technologies, Inc.

(x) "UQM" means UQM Technologies, Inc., a Colorado corporation, and any successor thereto.

2.2 Gender and Number . Except when otherwise indicated by the context, the masculine gender shall also include the feminine gender, and the definition of any term herein in the singular shall also include the plural.

ARTICLE III

PLAN ADMINISTRATION

3.1 General . The Plan shall be administered by the Committee. In accordance with the provisions of the Plan, the Committee shall, in its sole discretion, select the Participants from among the Eligible Employees and Eligible Consultants, determine the Options to be granted pursuant to the Plan, fix the Option Price, Option Period and manner in which an Option becomes exercisable, as the Committee may deem necessary or desirable and consistent with the terms of the Plan. The Committee shall determine the form or forms of the agreements with Participants that shall evidence the particular provisions, terms, conditions, rights and duties of the Company and the Participants with respect to Options granted pursuant to the Plan, which provisions need not be identical except as may be provided herein; provided, however, that Eligible Consultants shall not be eligible to receive Incentive Options. The Committee may from time to time adopt such rules and regulations for carrying out the purposes of the Plan as it may deem proper and in the best interests of the Company. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any agreement entered into hereunder in the manner and to the extent it shall deem expedient and it shall be the sole and final judge of such expediency. No member of the Committee shall be liable for any action or determination made in good faith. The determinations, interpretations and other actions of the Committee pursuant to the provisions of the Plan shall be binding and conclusive for all purposes and on all persons.

3.2 Delegation by Committee . The Committee may, from time to time, delegate, to a specified officer or officers of the Company, the power and authority to grant Options under the Plan to specified groups of Eligible Employees and Eligible Consultants, subject to such restrictions and conditions as the Committee, in its sole discretion, may impose. The delegation shall be as broad or as narrow as the Committee shall determine. To the extent that the Committee has delegated the authority to determine certain terms and conditions of an Option, all references in the Plan to the Committee's exercise of authority in determining such terms and conditions shall be construed to include the officer or officers to whom the Committee has delegated the power and authority to make such determination. The power and authority to grant Options to any Eligible Employee or Eligible Consultant who is covered by Section 16(b) of the Exchange Act or who is, or is expected to be, covered by Code section 162(m) shall not be delegated by the Committee.

ARTICLE IV

STOCK SUBJECT TO THE PLAN

4.1 Number of Shares . The maximum aggregate number of Shares that may be issued under the Plan pursuant to Options is 1,100,000 Shares. The maximum number of Shares that may be issued under Incentive Options is 1,100,000 Shares. The Shares may be either authorized and unissued Shares or previously issued Shares acquired by the Company. Such maximum numbers may be increased from time to time by approval of the Board and by the shareholders of the Company if, in the opinion of counsel for the Company, shareholder approval is required. The Company shall at all times during the term of the Plan and while any Options are outstanding retain as authorized and unissued Stock at least the number of Shares from time to time required under the provisions of the Plan, or otherwise assure itself of its ability to perform its obligations hereunder.

4.2 Limit on Option Grants . The maximum number of Shares with respect to which a Participant may receive Options under the Plan in any calendar year is 500,000 Shares. The maximum number may be increased from time to time by approval of the Board and by the shareholders of the Company. No Options may be granted with respect to any increased number of Shares until such increase has been approved by the shareholders. Shareholder approval shall not be required for increases solely pursuant to Section 4.4 below.

4.3 Share Counting . Any Shares that are subject to an Option that expires or for any reason is terminated unexercised, and any Shares withheld for the payment of taxes or received by the Company as payment of the exercise price of an Option shall automatically become available for use under the Plan, provided, however, that no more than 1,100,000 Shares may be issued under Incentive Options.

4.4 Adjustments for Stock Split, Stock Dividend, Etc. If the Company shall at any time increase or decrease the number of its outstanding Shares or change in any way the rights and privileges of such Shares by means of the payment of a stock dividend or any other distribution upon such Shares payable in Stock, or through a stock split, subdivision, consolidation, combination, reclassification or recapitalization involving the Stock, then in relation to the Stock that is affected by one or more of the above events, the numbers, rights and privileges of the following shall be increased, decreased or changed in like manner as if they had been issued and outstanding, fully paid and nonassessable at the time of such occurrence: (i) the Shares as to which Options may be granted under the Plan, (ii) the Shares then included in each outstanding Option granted hereunder, (iii) the maximum number of Shares available for grant to any one person in a calendar year pursuant to Section 4.2, (iv) the maximum number of Shares available for grant pursuant to Incentive Options, and (v) the number of Shares subject to a delegation of authority under Section 3.2 of this Plan.

4.5 General Adjustment Rules . No adjustment or substitution provided for in this ARTICLE IV shall require the Company to sell a fractional Share under any Option, or otherwise issue a fractional Share, and the total substitution or adjustment with respect to each Option shall be limited by deleting any fractional Share. In the case of any such substitution or adjustment, the aggregate Option Price for the total number of Shares then subject to an Option shall remain unchanged but the Option Price per Share under each such Option shall be equitably adjusted by the Committee to reflect the greater or lesser number of Shares or other securities into which the Stock subject to the Option may have been changed and all such adjustments shall be completed pursuant to the rules of Code section 424 and the regulations promulgated thereunder. Notwithstanding the provisions of this ARTICLE IV, no Option shall be adjusted in a manner that will cause the Option Price ever to be less than the Fair Market Value of the Stock on the date the Option was granted or that will cause the Option to become subject to Code section 409A. Any and all adjustments or changes in number or kind of Shares subject to an Option and the exercise price for the Option shall comply with the requirements of Code section 409A. Notwithstanding the foregoing, upon the occurrence of any event contemplated by this ARTICLE IV, any changes contemplated herein shall, in the sole discretion of the Committee, be modified to the minimum extent necessary to avoid any acceleration of income or tax that may otherwise become due under Code section 409A.

4.6 Determination by the Committee, Etc. Adjustments under this ARTICLE IV shall be made by the Committee, whose determinations with regard thereto shall be final and binding upon all parties thereto.

ARTICLE V

CORPORATE REORGANIZATION; CHANGE IN CONTROL

5.1 Vesting and Termination of Options . Unless the Committee provides otherwise at the time an Option is granted, upon the occurrence of a Corporate Transaction (as defined in Section 5.3), all Options shall become fully exercisable regardless of whether all conditions of exercise relating to length of service, attainment of financial performance goals or otherwise have been satisfied. The Committee may also provide for the assumption or substitution of any or all Awards as described in Section 5.2 and make any other provision for outstanding Awards as the Committee deems appropriate. The Committee may provide that any Options that are outstanding at the time the Corporate Transaction is closed shall expire at the time of the closing. The Committee need not take the same action with respect to all outstanding Options.

5.2 Assumption or Substitution of Options . The Company, or the successor or purchaser, as the case may be, may make adequate provision for the assumption of the outstanding Options or the substitution of new options for the outstanding Options on terms comparable to the outstanding Options. Any assumption or substitution of Options shall comply with the requirements of Code sections 409A and 424. Notwithstanding the foregoing, upon the occurrence of any event contemplated by this ARTICLE V, any changes contemplated herein shall, in the sole discretion of the Committee, be modified to the minimum extent necessary to avoid any acceleration of income or tax that may otherwise become due under Code section 409A.

5.3 Corporate Transaction . A Corporate Transaction shall include the following:

(a) Merger; Reorganization: the merger or consolidation of the Company with or into another corporation or other reorganization (other than a reorganization under the United States Bankruptcy Code) of the Company (other than a consolidation, merger, or reorganization in which the Company is the continuing corporation and which does not result in any reclassification or change of outstanding shares of Stock); or

(b) Sale: the sale or conveyance of the property of the Company as an entirety or substantially as an entirety (other than a sale or conveyance in which the Company continues as a holding company of an entity or entities that conduct the business or businesses formerly conducted by the Company) or the sale of more than 50% of the outstanding voting stock of the Company;

(c) Liquidation: the dissolution or liquidation of the Company;

(d) Change in Control: A "Change in Control" shall be deemed to have occurred if at any time during any period of two consecutive years (including any period prior to the Effective Date), individuals who at the beginning of such period constitute the Board (and any new director whose election by the Board or whose nomination for election by the Company's shareholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority thereof; or

(e) Other Transactions: any other transaction that the Board determines by resolution to be a Corporate Transaction.

ARTICLE VI

PARTICIPATION

Participants in the Plan shall be those Eligible Employees who, in the judgment of the Committee, are performing, or during the term of their incentive arrangement will perform, vital services in the management, operation and development of the Company, and significantly contribute, or are expected to significantly contribute, to the achievement of long-term corporate economic objectives. Eligible Consultants shall be selected from those non-Employee consultants to the Company who are performing services important to the operation and growth of the Company. Participants may be granted from time to time one or more Options; provided, however, that the grant of each such Option shall be separately approved by the Committee and receipt of one Option shall not result in automatic receipt of any other Option. Upon determination by the Committee that an Option is to be granted to a Participant, written notice shall be given to such person, specifying the terms, conditions, rights and duties related thereto. Each Participant shall, if required by the Committee, enter into an agreement with the Company, in such form as the Committee shall determine and which is consistent with the provisions of the Plan, specifying such terms, conditions, rights and duties. Options shall be deemed to be granted as of the date specified in the grant resolution of the Committee, which date shall be the date of any related agreement with the Participant. In the event of any inconsistency between the provisions of the Plan and any such agreement entered into hereunder, the provisions of the Plan shall govern.

ARTICLE VII

OPTIONS

7.1 Grant of Options . Coincident with or following designation for participation in the Plan, a Participant may be granted one or more Options. The Committee in its sole discretion shall designate whether an Option is an Incentive Option or a Non-Qualified Option; provided, however, that Eligible Consultants may not be granted Incentive Options. The Committee may grant both an Incentive Option and a Non-Qualified Option to an Eligible Employee at the same time or at different times. Incentive Options and Non-Qualified Options, whether granted at the same time or at different times, shall be deemed to have been awarded in separate grants and shall be clearly identified, and in no event shall the exercise of one Option affect the right to exercise any other Option or affect the number of shares for which any other Option may be exercised. An Option shall be considered as having been granted on the date specified in the grant resolution of the Committee.

7.2 Stock Option Agreements . Each Option granted under the Plan shall be evidenced by a written stock option certificate or agreement (an "Option Agreement"). An Option Agreement shall be issued by the Company in the name of the Participant to whom the Option is granted and in such form as may be approved by the Committee. The Option Agreement shall incorporate and conform to the conditions set forth in this Section 7.2 as well as such other terms and conditions that are not inconsistent as the Committee may consider appropriate in each case.

(a) Number of Shares. Each Option Agreement shall state that it covers a specified number of shares of Stock, as determined by the Committee.

(b) Price. The price at which each share of Stock covered by an Option may be purchased shall be no less than 100 percent of the Fair Market Value of the Stock on the date the Option is granted.

(c) Duration of Options; Restrictions on Exercise. Each Option Agreement shall state the Option Period. The Option Period must end, in all cases, not more than ten years from the date the Option is granted. The Option Agreement shall also set forth any installment or other restrictions on exercise of the Option during such period, if any, as may be determined by the Committee. Each Option shall become exercisable and vest over such period of time, if any, or upon such events, as determined by the Committee.

(d) Eligible Employees: Termination of Services, Death, Disability, Etc. The Committee may specify the period, if any, during which an Option may be exercised following termination of the Option Holder's services. The effect of this subsection 7.2(d) shall be limited to determining the consequences of a termination and nothing in this subsection 7.2(d) shall restrict or otherwise interfere with the Company's discretion with respect to the termination of any individual's services. If the Committee does not otherwise specify, the following shall apply:

(i) If the services of the Option Holder are terminated within the Option Period for "cause", as determined by the Company, the Option shall thereafter be void for all purposes. As used in this subsection 7.2(d), "cause" shall mean a gross violation, as determined by the Company, of the Company's established policies and procedures.

(ii) If the Option Holder becomes Disabled, the Option may be exercised by the Option Holder within one year following the Option Holder's termination of services on account of Disability (provided that such exercise must occur within the Option Period), but not thereafter. In any such case, the Option may be exercised only as to the shares as to which the Option had become exercisable on or before the date of the Option Holder's termination of services because of Disability.

(iii) If the Option Holder dies during the Option Period while still performing services for the Company or within the one year period referred to in (ii) above or the three-month period or, in the case of Non-Qualified Options, the twelve-month period, referred to in (iv) below, the Option may be exercised by those entitled to do so under the Option Holder's will or by the laws of descent and distribution within one year following the Option Holder's death, (provided that such exercise must occur within the Option Period), but not thereafter. In any such case, the Option may be exercised only as to the Shares as to which the Option had become exercisable on or before the date of the Option Holder's death.

(iv) If the Option Holder terminates employment on account of Retirement during the Option Period, the Option may be exercised by the Option Holder as follows: (A) in the case of an Incentive Option, within three (3) months after Retirement (provided that the exercise must occur within the Option Period), but not thereafter, and (B) in the case of a Non-Qualified Option, during the remainder of the Option Period, but not thereafter. In any such case, the Option shall become fully vested and may be exercised as to the all Shares remaining subject to the Option on the date of Retirement.

(v) If the services of the Option Holder are terminated (which for this purpose means that the Option Holder is no longer employed by the Company or performing services for the Company) by the Company within the Option Period for any reason other than cause, Disability, death, or Retirement, the Option may be exercised by the Option Holder as follows: (A) in the case of an Incentive Option, within three (3) months following the date of such termination (provided that such exercise must occur within the Option Period), but not thereafter and (B) in the case of a Non-Qualified Option, within twelve (12) months following the date of such termination (provided that such exercise must occur within the Option Period), but not thereafter. In any such case, the Option may be exercised only as to the Shares as to which the Option had become exercisable on or before the date of termination of services.

(e) Eligible Independent Contractors: Termination of Services, Death. Each Option agreement shall provide as follows with respect to the exercise of the Option:

(i) If the services of the Option Holder terminate within the Option Period other than on account of cause or the Option Holder's death, the Option may be exercised during the remainder of the Option Period. In any such case, the Option may be exercised only as to the Shares as to which the Option had become exercisable on or before the date of termination of services.

(ii) If the services of the Option Holder terminate within the Option Period for "cause," as determined by the Company, the Option shall thereafter be void for all purposes; provided however, that if the agreement between the Company and an Independent Contractor provides for termination of the agreement for "cause," the term "cause" for purposes of this subsection shall have the same meaning as in such agreement.

(iii) If the Option Holder dies during the Option Period, the Option may be exercised by those entitled to do so under the Option Holder's will or by the laws of descent and distribution for fifteen (15) months after the Option Holder's death (if otherwise in the Option Period), but not thereafter. In any such case, the Option may be exercised only as to the Shares as to which the Option had become exercisable on or before the date of the Option Holder's death.

(f) Consideration for Grant of Option. Each Option Holder agrees to remain in the employment of the Company or to continue providing consulting services to the Company, as the case may be, at the pleasure of the Company, for a continuous period of at least one year after the date the Option is granted, at the rate of compensation in effect on the date of such agreement or at such changed rate as may be fixed, from time to time, by the Company. Nothing in this paragraph shall limit or impair the Company's right to terminate the employment of any employee or to terminate the consulting services of any consultant.

(g) Exercise, Payments, Etc.

(i) Manner of Exercise. The method for exercising each Option granted hereunder shall be by delivery to the Company of written notice specifying the number of Shares with respect to which such Option is exercised. The purchase of such Shares shall take place at the principal offices of the Company within thirty (30) days following delivery of such notice, at which time the Option Price of the Shares shall be paid in full by any of the methods set forth below or a combination thereof. Except as set forth in the next sentence, the Option shall be exercised when the Option Price for the number of shares as to which the Option is exercised is paid to the Company in full. If the Option Price is paid by means of a broker's transaction described in subsection 7.2(g)(ii)(ii)(D) in whole or in part, the closing of the purchase of the Stock under the Option shall take place (and the Option shall be treated as exercised) on the date on which, and only if, the sale of Stock upon which the broker's transaction was based has been closed and settled, unless the Option Holder makes an irrevocable written election, at the time of exercise of the Option, to have the exercise treated as fully effective for all purposes upon receipt of the Option Price by the Company regardless of whether or not the sale of the Stock by the broker is closed and settled. A properly executed certificate or certificates representing the Shares shall be delivered to or at the direction of the Option Holder upon payment therefor. If Options on less than all shares evidenced by an Option Certificate are exercised, the Company shall deliver a new Option Certificate evidencing the Option on the remaining shares upon delivery of the Option Certificate for the Option being exercised.

(ii) The exercise price shall be paid by any of the following methods or any combination of the following methods at the election of the Option Holder, or by any other method approved by the Committee upon the request of the Option Holder:

(A) in cash;

(B) by certified check, cashier's check or other check acceptable to the Company, payable to the order of the Company;

(C) by delivery to the Company of certificates representing the number of shares then owned by the Option Holder, the Fair Market Value of which equals the purchase price of the Stock purchased pursuant to the Option, properly endorsed for transfer to the Company; provided however, that no Option may be exercised by delivery to the Company of certificates representing Stock, unless (I) such Stock has been held by the Option Holder for more than six (6) months and (II) in the case of Stock acquired through the exercise of an Incentive Option, the Stock has been held by the Option Holder for more than two (2) years after the date the Incentive Option was granted and more than twelve (12) months after the date the Incentive Option was exercised; for purposes of this Plan, the Fair Market Value of any shares of Stock delivered in payment of the purchase price upon exercise of the Option shall be the Fair Market Value as of the exercise date; the exercise date shall be the day of delivery of the certificates for the Stock used as payment of the Option Price; or

(D) by delivery to the Company of a properly executed notice of exercise together with irrevocable instructions to a broker to deliver to the Company promptly the amount of the proceeds of the sale of all or a portion of the Stock or of a loan from the broker to the Option Holder required to pay the Option Price.

(h) Date of Grant. An Option shall be considered as having been granted on the date specified in the grant resolution of the Committee.

(i) Withholding. Upon exercise of a Non-Qualified Option, the Option Holder shall make appropriate arrangements with the Company to provide for the amount of additional withholding required by Code sections 3102 and 3402 and applicable state and local tax laws, including payment of such taxes by withholding Stock to be issued under the Non-Qualified Option, as provided in ARTICLE XII.

7.3 Restrictions on Incentive Options .

(a) Initial Exercise. The aggregate Fair Market Value of the Shares with respect to which Incentive Options are exercisable for the first time by an Option Holder in any calendar year, under the Plan or otherwise, shall not exceed $100,000. For this purpose, the Fair Market Value of the Shares shall be determined as of the date of grant of the Incentive Option and Incentive Options shall be taken into account in the order granted.

(b) Ten Percent Shareholders. Incentive Options granted to an Option Holder who is the holder of record of 10% or more of the outstanding Stock of the Company shall have an Option Price equal to 110% of the Fair Market Value of the Shares on the date of grant of the Incentive Option and the Option Period for any such Option shall not exceed five (5) years.

7.4 Transferability .

(a) General Rule: No Lifetime Transfers. An Option shall not be transferable by the Option Holder except by will or pursuant to the laws of descent and distribution. An Option shall be exercisable during the Option Holder's lifetime only by him or her, or in the event of Disability or incapacity, by his or her guardian or legal representative. The Option Holder's guardian or legal representative shall have all of the rights of the Option Holder under this Plan.

(b) InterVivos Transfer to Certain Family Members. The Committee may, however, provide at the time of grant or thereafter that the Option Holder may transfer a Non-Qualified Option to a member of the Option Holder's immediate family, a trust of which members of the Option Holder's immediate family are the only beneficiaries, or a partnership of which members of the Option Holder's immediate family or trusts for the sole benefit of the Option Holder's immediate family are the only partners (the "InterVivos Transferee"). Immediate family means the Option Holder's spouse, issue (by birth or adoption), parents, grandparents, siblings (including half brothers and sisters and adopted siblings) and nieces and nephews. No transfer shall be effective unless the Option Holder shall have notified the Company of the transfer in writing and has furnished a copy of the documents that effect the transfer to the Company. The InterVivos Transferee shall be subject to all of the terms of this Plan and the Option, including, but not limited to, the vesting schedule, termination provisions, and the manner in which the Option may be exercised. The Committee may require the Option Holder and the InterVivos Transferee to enter into an appropriate agreement with the Company providing for, among other things, the satisfaction of required tax withholding with respect to the exercise of the transferred Option and the satisfaction of any Stock retention requirements applicable to the Option Holder, together with such other terms and conditions as may be specified by the Committee. Except to the extent provided otherwise in such agreement, the InterVivos Transferee shall have all of the rights and obligations of the Option Holder under this Plan; provided that the InterVivos Transferee shall not have any Stock withheld to pay withholding taxes pursuant to Section 17.2 unless the agreement referred to in the preceding sentence specifically provides otherwise.

(c) No Transfer of ISOs. During the Option Holder's lifetime the Option Holder may not transfer an Incentive Option under any circumstances.

(d) No Assignment. No right or interest of any Option Holder in an Option granted pursuant to the Plan shall be assignable or transferable during the lifetime of the Option Holder, either voluntarily or involuntarily, or be subjected to any lien, directly or indirectly, by operation of law, or otherwise, including execution, levy, garnishment, attachment, pledge or bankruptcy, except as set forth above.

7.5 No Repricing . Except in connection with a corporate transaction involving the Company (including, without limitation, adjustments described in Sections 4.4 and 4.5 and transactions described in ARTICLE V), the Committee or the Company shall not, without the prior approval of the shareholders of the Company, (a) amend the terms of any outstanding Option to reduce the option price, (b) cancel any outstanding Option and replace it with a new Option with a lower exercise price where the economic effect would be the same as reducing the option price of the cancelled Option, (c) cancel any outstanding Option in exchange for cash, or (d) take any other action with respect to an Option that would be treated as a "repricing" under the accounting rules or under the rules of the Securities and Exchange Commission.

7.6 Shareholder Privileges . No Option Holder shall have any rights as a shareholder with respect to any shares of Stock covered by an Option until the Option Holder becomes the holder of record of such Stock, and no adjustments shall be made for dividends or other distributions or other rights as to which there is a record date preceding the date such Option Holder becomes the holder of record of such Stock, except as provided in ARTICLE IV.

ARTICLE VIII

RIGHTS OF PARTICIPANTS

8.1 Service . Nothing contained in the Plan or in any Option granted under the Plan shall confer upon any Participant any right with respect to the continuation of his employment by, or consulting relationship with, the Company, or interfere in any way with the right of the Company, subject to the terms of any separate employment agreement or other contract to the contrary, at any time to terminate such services or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Option. Whether an authorized leave of absence, or absence in military or government service, shall constitute a termination of service shall be determined by the Committee at the time.

8.2 No Plan Funding . Obligations to Participants under the Plan will not be funded, trusteed, insured or secured in any manner. The Participants under the Plan shall have no security interest in any assets of the Company, and shall be only general creditors of the Company.

ARTICLE IX

GENERAL RESTRICTIONS

9.1 Investment Representations . The Company may require any person to whom an Option is granted, as a condition of exercising such Option, to give written assurances in substance and form satisfactory to the Company and its counsel to the effect that such person is acquiring the Stock for his own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with Federal and applicable state securities laws. Legends evidencing such restrictions may be placed on the Stock certificates.

9.2 Compliance with Securities Laws . Each Option grant shall be subject to the requirement that, if at any time counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such Option grant upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance or purchase of shares thereunder, such Option grant may not be accepted or exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Committee. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification.

9.3 Changes in Accounting Rules . Except as provided otherwise at the time an Option is granted, notwithstanding any other provision of the Plan to the contrary, if, during the term of the Plan, any changes in the financial or tax accounting rules applicable to Options shall occur which, in the sole judgment of the Committee, may have a material adverse effect on the reported earnings, assets or liabilities of the Company, the Committee shall have the right and power to modify as necessary, any then outstanding and unexercised Options as to which the applicable services or other restrictions have not been satisfied.

9.4 Tax Laws. Except as provided otherwise at the time an Option is granted, notwithstanding any other provision of the Plan to the contrary, if, during the term of the Plan, any changes in the tax laws or regulations applicable to any Options or to any Participants shall occur which, in the sole judgment of the Committee, may have a material adverse effect on the items of income, gain, loss, or deduction of the Company for tax purposes, the Committee shall have the right and power to modify as necessary any then outstanding Options as to which the applicable services or other restrictions have not been satisfied. In particular, the Committee shall have the right and power to modify any outstanding Options as necessary to satisfy the requirements of Code section 409A. Any Option that is intended to be treated as "performance-based compensation" under Code section 162(m) shall be granted, administered and paid in compliance with the requirements of Code section 162(m).

ARTICLE X

OTHER EMPLOYEE BENEFITS

The amount of any compensation deemed to be received by a Participant as a result of the exercise of an Option shall not constitute "earnings" or "compensation" with respect to which any other employee benefits of such employee are determined, including without limitation benefits under any pension, profit sharing, 401(k), life insurance or salary continuation plan.

ARTICLE XI

PLAN AMENDMENT, MODIFICATION AND TERMINATION

The Board may at any time terminate, and from time to time may amend or modify the Plan provided, however, that no amendment or modification may become effective without approval of the amendment or modification by the shareholders if shareholder approval is required to enable the Plan to satisfy any applicable statutory or regulatory requirements, or if the Company, on the advice of counsel, determines that shareholder approval is otherwise necessary or desirable.

No amendment, modification or termination of the Plan shall in any manner adversely affect any Options theretofore granted under the Plan, without the consent of the Participant holding such Options.

ARTICLE XII

WITHHOLDING

The Company's obligations to deliver shares of Stock upon the exercise of any Option shall be subject to the Participant's satisfaction of all applicable federal, state and local income and other tax withholding requirements. The Company shall have the right to deduct from payments of any kind due to a Participant any federal, state, or local taxes, domestic or foreign, of any kind required by law with respect to the vesting of or other lapse of restrictions applicable to Options. Upon the exercise of any Option, the Option Holder shall make arrangements to pay all applicable withholding taxes in cash. If the Option Holder has not made arrangements satisfactory to the Company to pay the withholding in cash, the Company shall withhold a sufficient number of shares to satisfy the Company's minimum statutory withholding obligation for any taxes incurred as a result of such vesting (based on the minimum withholding rates for federal and state tax purposes, including payroll taxes).

ARTICLE XIII

REQUIREMENTS OF LAW

13.1 Requirements of Law . The issuance of Stock and the payment of cash pursuant to the Plan shall be subject to all applicable laws, rules and regulations.

13.2 Federal Securities Law Requirements . If a Participant is an officer or director of the Company within the meaning of Section 16, Options granted hereunder shall be subject to all conditions required under Rule 16b-3, or any successor rule promulgated under the Exchange Act, to qualify the Option for any exception from the provisions of Section 16(b) of the Exchange Act available under that Rule. Such conditions shall be set forth in the agreement with the Participant which describes the Option or other document evidencing or accompanying the Option.

13.3 Governing Law . The Plan and all agreements hereunder shall be construed in accordance with and governed by the laws of the State of Colorado.

ARTICLE XIV

DURATION OF THE PLAN

Unless sooner terminated by the Board of Directors, the Plan shall terminate at the close of business on April 10, 2022 and no Option shall be granted, or offer to purchase Stock made, after such termination. Options outstanding at the time of the Plan termination may continue to be exercised, or become free of restrictions, or paid, in accordance with their terms.

UQM TECHNOLOGIES, INC.

By:	/s/ DONALD A. FRENCH
Name:	Donald A. French
Date:	April 11, 2012

Appendix B

UQM TECHNOLOGIES, INC. STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS Effective November 1, 1993 Amended and Restated, Effective November 2, 2011

UQM TECHNOLOGIES, INC.
STOCK OPTION PLAN
FOR NON-EMPLOYEE DIRECTORS

The board of directors of UQM Technologies, Inc. (formerly known as Unique Mobility, Inc.), a Colorado corporation (the "Company"), established the Unique Mobility, Inc. Stock Option Plan for Non-Employee Directors (the "Plan"), effective November 1, 1993 (the "Effective Date"). The name of the Plan is changed to UQM Technologies, Inc. Stock Option Plan for Non-Employee Directors and the Plan is hereby amended and restated, effective November 2, 2011.

PURPOSES

The purposes of the Plan are to provide certain directors of the Company who are not also employees of the Company added incentive to continue in the service of the Company and a more direct interest in the future success of the operations of the Company by granting to such directors options ("Options") to purchase shares of the $0.01 par value common stock (the "Stock") of the Company upon the terms and conditions described below.

ARTICLE I

GENERAL

1.1 Definition. For purposes of the Plan and as used herein, a "non-employee director" is an individual who (a) is a member of the Board of Directors of the Company (the "Board") and (b) is not an employee of the Company. For purposes of the Plan, an employee is an individual whose wages are subject to the withholding of federal income tax under section 3401 of the Internal Revenue Code of 1986, as amended from time to time (the "Code"). A non-employee director to whom an Option is granted is referred to herein as a "Holder."

1.2 Nature of Options. The Options granted hereunder shall be options that do not satisfy the requirements of section 422 of the Code.

ARTICLE II

OPTIONS

2.1 Participation. The non-employee directors on the Effective Date and each non-employee director elected thereafter shall receive Options to purchase Stock in accordance with Sections 2.2 and 2.3 on the terms and conditions herein described.

2.2 Election.

(a) General. Pursuant to resolutions of the Board, the Company pays each non-employee director an annual retainer for the approximately 12-month period of service commencing on the date for the regularly scheduled annual meeting of the shareholders and ending at the close of business on the day before the date for the regularly scheduled annual meeting of the shareholders in the following calendar year. This 12-month period shall be referred to as a "Period of Service." Prior to the commencement of a non-employee director's Period of Service, the non-employee director may elect, as provided in this section 2.2, to receive all of the non-employee director's annual retainer for the Period of Service in the form of a grant of Options pursuant to this Plan. A non-employee director who does not make a timely election shall be deemed to have elected to receive all of his annual retainer for the Period of Service in cash.

(b) Elections. No later than six months prior to the first day of a Period of Service, each individual who is then a non-employee director shall make an election to receive all of his annual retainer as a director for such Period of Service in the form of cash or in the form of a grant of Options pursuant to this Plan. The election must be in writing and must be delivered to the Secretary of the Company no later than the close of business on the date that is six months prior to the first day of the Period of Service for which the election is made. A non-employee director who does not timely file an election shall be deemed to have elected to receive all of his annual retainer for such Period of Service in cash.

(c) Newly Elected Directors. Each individual who is newly elected to the Board may elect, within 30 days of his election to the Board, to receive all of his annual retainer for his first Period of Service in cash or in the form of a grant of Options under this Plan. The election must be in writing and must be delivered to the Secretary of the Company no later than the close of business on the thirtieth day after the non-employee director's election to the Board. A non-employee director who does not timely file an election shall be deemed to have elected to receive all of his annual retainer for such Period of Service in cash.

2.3 Grant.

(a) General. Each non-employee director who has elected to receive his annual retainer for a Period of Service in the form of an Option shall be granted an Option to purchase shares of Stock on the date of the annual meeting of the Company's shareholders with respect to such Period of Service, on the terms and conditions set forth in this Plan. Each Option pursuant to this Section 2.3(b) shall entitle the non-employee director to purchase the number of shares of Stock determined by resolution of the Board no later than the date by which the non-employee directors must make their elections, unless insufficient shares are available for grant to each electing director on such date, in which case each such director shall automatically receive an option to purchase his pro rata portion of the shares that are then available for grant under the Plan.

(b) Initial Grants to Newly Elected Directors. Each newly elected non-employee director who has elected to receive his annual retainer for his first Period of Service in the form of an Option shall be granted an Option to purchase shares of Stock on the date that is six months after the date of his election to receive an Option, on the terms and conditions set forth in this Plan. Each Option granted pursuant to this Section 2.3(b) shall entitle the non-employee director to purchase the number of shares of Stock subject to Options granted for the Period of Service during which the newly elected director's service commences, unless insufficient shares are available for grant to each electing non-employee director on such date, in which case each such non-employee director shall automatically receive an option to purchase his pro rata portion of the shares that are then available for grant under the Plan. If the Period of Service for which the non-employee director was elected is shorter than 12 months, the number of shares subject to the Option shall be equal to the number of shares granted for the Period of Service during which the newly elected director's service commences, multiplied by a fraction, the numerator of which is the number of months in the Period of Service and the denominator of which is 12.

2.4 Terms. Options issued pursuant to the Plan shall have the following terms and conditions in addition to those set forth elsewhere herein:

(a) Number. Each non-employee director shall receive under the Plan Options to purchase the number of shares of Stock specified in Section 2.3, subject to adjustment as provided in Article III. Such grants shall be effective at the times specified in Section 2.3.

(b) Price. The price at which each share of Stock covered by the Option may be purchased by each non-employee director shall be not less than the Fair Market Value (as defined in Section 5.5) of the Stock on the date of grant (as determined under section 2.3(a) or 2.3(b), as applicable), subject to adjustment as provided in Article III.

(c) Duration of Options. The period within which each Option may be exercised shall expire ten years from the date the Option is granted (the "Option Period"), unless terminated sooner pursuant to subsection (d) below or fully exercised prior to the end of such period.

(d) Termination of Service, Death, Etc. The Option shall terminate in the following circumstances if the Holder ceases to be a director of the Company:

(i) If the Holder is removed as a director of the Company during the Option Period for cause, the Option shall be void thereafter for all purposes.

(ii) If the Holder ceases to be a director of the Company during the Option Period for any reason other than removal for cause, the Option shall be exercisable for the remainder of the Option Period, but not thereafter.

(e) Transferability, Exercisability. Each Option granted under the Plan shall not be transferable by a Holder other than by will or the laws of descent and distribution and shall be exercisable during the Holder's lifetime only by the Holder or, in the event of disability or incapacity, by the Holder's guardian or legal representative.

(f) Exercise, Payments, etc.

(i) The method of exercising each Option granted shall be by delivery to the Company of written notice specifying the number of shares with respect to which the Option is exercised. The purchase of Stock pursuant to the Option shall take place at the principal office of the Company within thirty days following delivery of such notice, at which time the purchase price of the Stock shall be paid in full by any of the methods set forth in Section 2.4(f)(ii) or a combination thereof. The Option shall be exercised when the purchase price is paid in full. If the purchase price is paid by means of a broker's loan transaction as described in clause (C) of Section 2.4(f)(ii), in whole or in part, the closing of the purchase of the Stock under the Option shall take place on the date on which, and only if, the sale of Stock upon which the broker's loan was based has been closed and settled, unless the Holder makes an irrevocable written election, at the time of exercise of the Option, to have the exercise treated as fully effective for all purposes upon receipt of the purchase price by the Company regardless of whether or not the sale of the Stock by the broker is closed and settled. A properly executed certificate or certificates representing the Stock shall be delivered to the Holder upon payment therefor. If Options on less than all shares evidenced by an Option Certificate are exercised, the Company shall deliver a new Option Certificate evidencing the Option on the remaining shares on delivery of the outstanding Option Certificate for the Option being exercised.

(ii) The exercise price shall be paid by any of the following methods or any combination of such methods, at the option of the Holder: (A) cash, or (B) certified, cashier's or check acceptable to the Company, payable to the order of the Company; or (C) delivery to the Company of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds required to pay the purchase price of the Stock; or (D) delivery to the Company of certificates representing the number of shares of Stock then owned by the Holder, the Fair Market Value of which (determined as of the date the notice of exercise is delivered to the Company) equals the price of the Stock to be purchased pursuant to the Option, properly endorsed for transfer to the Company. No Option may be exercised by delivery to the Company of certificates representing Stock that has been held by the Holder for less than six months or such other period as shall be sufficient for the Company to avoid, if possible, the recognition of expense with respect to the Option for accounting purposes.

(g) Vesting. The Option shall be fully vested at all times.

(h) No Repricing. The Board or the Committee shall not, without the prior approval of the shareholders of the Company, cancel any outstanding Option and replace it with a new Option with a lower option price where the economic effect would be the same as reducing the option price of the cancelled Option or take any other action with respect to an Option that would be treated as a "repricing" under the accounting rules or under the rules of the Securities and Exchange Commission.

(i) Compliance with Certain Company Policies. The Holder shall comply at all times with the Company's policy on trading securities of the Company as such policy is in effect from time to time. In addition, the Holder agrees to sell no Stock (including Stock acquired otherwise than upon exercise of an Option) if the sale of such Stock, together with all other sales of Stock by any of the Company's directors, employees and consultants on any stock exchange or in the over-the-counter market, shall exceed 10% of the total trading volume of the Stock on the date of sale by the Holder on any stock exchange and in the over-the-counter market. If the Holder fails to comply with the Company's policy on trading securities, or violates the agreement made in the immediately preceding sentence, as determined in the sole discretion of the Company, the Holder shall pay to the Company as liquidated damages the profit realized (which shall be equal to the excess of the amount received by the Holder over the Holder's basis for the Stock disposed of) in the transaction that resulted in the failure to comply with the Company's policy. This condition shall survive the exercise of an Option and the termination of the Plan.

ARTICLE III

AUTHORIZED STOCK

3.1 Number of Shares. A total of 500,000 shares were originally authorized for issuance under the Plan in accordance with the provisions of the Plan. As of the effective date of this amendment and restatement, the authorization is increased by an additional 500,000 shares, for a total of 1 million authorized shares. Options granted with respect to the additional 500,000 shares may not be exercised until after the shareholders of the Company approve the authorization of the additional 500,000 shares. This authorization may be increased from time to time by approval of the Board and by the shareholders of the Company if, in the opinion of counsel for the Company, such shareholder approval is required. Shares that may be issued upon the exercise of Options shall be applied to reduce the maximum number of Shares remaining available for use under the Plan. The Company shall at all times during the term of the Plan and while any Options are outstanding retain as authorized and unissued Stock, or as treasury Stock, at least the number of Shares from time to time required under the provisions of the Plan, or otherwise assure itself of its ability to perform its obligations hereunder.

3.2 Unused and Forfeited Stock. Any Shares that are subject to an Option under this Plan that are not used because the terms and conditions of the Option are met, including any shares that are subject to an Option that expires or is terminated for any reason shall automatically become available for use under the Plan. Any Shares that are used to pay the Option Price shall not become available for the grant of Options under the Plan.

3.3 Adjustments for Stock Split, Stock Dividends, Etc. If the Company shall at any time increase or decrease the number of its outstanding Shares or change in any way the rights and privileges of such Shares by means of the payment of a stock dividend or any other distribution upon such Shares payable in stock, or through a stock split, subdivision, consolidation, combination, reclassification or recapitalization involving the Stock, then in relation to the Stock that is affected by one or more of the above events, the numbers, rights and privileges of the following shall be increased, decreased or changed in like manner as if they had been issued and outstanding, fully paid and nonassessable at the time of such occurrence: (i) the shares of Stock as to which Options may be granted under the Plan; and (ii) the Shares then subject to each outstanding Option.

3.4 Dividend Payable in Stock of Another Corporation, Etc. If the Company shall at any time pay or make any dividend or other distribution to the holders of Stock payable in securities of another corporation or other property (except money or Stock), a proportionate part of such securities or other property shall be set aside and delivered to any Holder then holding an Option for the particular type of Stock for which the dividend or other distribution was made, upon exercise thereof. Prior to the time that any such securities or other property are delivered to a Holder in accordance with the foregoing, the Company shall be the owner of such securities or other property and shall have the right to vote the securities, receive any dividends payable on such securities, and in all other respects shall be treated as the owner. If securities or other property that have been set aside by the Company in accordance with this Section are not delivered to a Holder because an Option is not exercised, then such securities or other property shall remain the property of the Company and shall be dealt with by the Company as it shall determine in its sole discretion.

3.5 Other Changes in Stock. If there shall be any change, other than as specified in Sections 3.3 and 3.4, in the number or kind of outstanding Shares of Stock or of any Stock or other securities into which the Stock shall be changed or for which it shall have been exchanged, and if the Committee shall in its discretion determine that such change equitably requires an adjustment in the number or kind of Shares subject to outstanding Options or which have been reserved for issuance pursuant to the Plan but are not then subject to an Option, then such adjustments shall be made by the Committee and shall be effective for all purposes of the Plan and on each outstanding Option that involves the particular type of stock for which a change was effected.

3.6 Rights to Subscribe. If the Company shall at any time grant to the holders of its Stock rights to subscribe pro rata for additional shares thereof or for any other securities of the Company or of any other corporation, there shall be reserved with respect to the Shares then subject to an Option held by any Holder of the particular class of Stock involved, the Stock or other securities which the Holder would have been entitled to subscribe for if immediately prior to such grant the Holder had exercised his entire Option. If, upon exercise of any such Option, the Holder subscribes for the additional Stock or other securities, the Holder shall pay to the Company the price that is payable by the Holder for such Stock or other securities.

3.7 General Adjustment Rules. No adjustment or substitution provided for in this Article III shall require the Company to issue a fractional share under any Option and the total substitution or adjustment with respect to each Option shall be limited by deleting any fractional share. In the case of any such substitution or adjustment, the purchase price with respect to each such Option shall be equitably adjusted by the Committee to reflect the greater or lesser number of shares of Stock or other securities into which the Stock subject to the Option may have been changed. Notwithstanding the provisions of this Article III, no Option shall be adjusted in a manner that will cause the Option Price ever to be less than the Fair Market Value of the Stock on the date the Option was granted or that will cause the Option to become subject to section 409A of the Code. Any and all adjustments or changes in number or kind of Shares subject to an Option and the exercise price for the Option shall comply with the requirements of section 409A of the Code. Notwithstanding the foregoing, upon the occurrence of any event contemplated by this Article III, any changes contemplated herein shall, in the sole discretion of the Committee, be modified to the minimum extent necessary to avoid any acceleration of income or tax that may otherwise become due under section 409A of the Code.

3.8 Determination by the Committee, Etc. Adjustments under this Article III shall be made by the Committee, whose determinations with regard thereto shall be final and binding.

ARTICLE IV

CORPORATE REORGANIZATION; CHANGE OF CONTROL

4.1 Reorganization. If the Company is merged or consolidated with another corporation or the Company is a party to a reorganization (other than a merger, consolidation or reorganization in which the Company is the continuing corporation and which does not result in any reclassification or change of outstanding Shares), or if all or substantially all of the assets or more than 50% of the outstanding voting stock of the Company is acquired by any other corporation, business entity or person (other than a sale or conveyance in which the Company continues as a holding company of an entity or entities that conduct the business or businesses formerly conducted the Company), or in case of a reorganization (other than a reorganization under the United States Bankruptcy Code) or liquidation of the Company, the Committee shall, as to the Plan and outstanding Options, either (i) make appropriate provision for the adoption and continuation of the Plan by the acquiring or successor corporation and for the protection of any such outstanding Options by the substitution on an equitable basis of appropriate stock of the Company or of the merged, consolidated or otherwise reorganized corporation which will be issuable with respect to the Stock, provided that no additional benefits shall be conferred upon the Holders holding such Options as a result of such substitution, and the excess of the aggregate Fair Market Value of the Shares subject to Options immediately after such substitution over the purchase price thereof is not more than the excess of the aggregate Fair Market Value of the Shares subject to Options immediately after such substitution over the purchase price thereof is not more than the excess of the aggregate Fair Market Value of the shares subject to such Options immediately before such substitution over the purchase price thereof, or (ii) upon written notice to the Holders, provide that all unexercised Options must be exercised within thirty days of the date of such notice or they will be terminated. If alternative (i) is implemented, the Committee may, at its sole discretion, provide that Options may be exercisable in full without regard to the applicable exercise periods set forth in the Option agreements and if alternative (ii) is implemented, Options shall be exercisable in full without regard to the applicable exercise periods set forth in the Option agreements. Any assumption or substitution of Options shall comply with the requirements of sections 409A and 424 of the Code. Notwithstanding the foregoing, upon the occurrence of any event contemplated by this Article V, any changes contemplated herein shall, in the sole discretion of the Committee, be modified to the minimum extent necessary to avoid any acceleration of income or tax that may otherwise become due under section 409A of the Code.

4.2 Change of Control. In the event of a change in control of the Company, as defined below, all Options shall become exercisable in full, without regard to applicable exercise periods set forth in Article II. For purposes of the Plan, a "change in control" shall be deemed to have occurred if during any period of two consecutive years, individuals who at the beginning of such period constitute the Board (and any new director whose election by the Board or whose nomination for election by the Company's shareholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority thereof.

ARTICLE V

GENERAL PROVISIONS

5.1 Expiration. The Plan shall terminate whenever the Board adopts a resolution to that effect. After termination, no additional Options shall be granted under the Plan, but the Company shall continue to recognize Options previously granted.

5.2 Amendments, Etc. The Board may from time to time amend, modify, suspend or terminate the Plan. Nevertheless, no such amendment, modification, suspension, or termination shall impair any Option theretofore granted under the Plan or deprive any Holder of any shares of Stock that he may have acquired through or as a result of the Plan without the consent of the Holder. The Plan may not be amended more than once every six months with respect to the persons entitled to be granted Options hereunder, the timing of grants for participants, the number of shares of Stock to be granted as Options to individual participants or the price thereof, other than amendments necessary to comport with changes in the Code or the rules and regulations thereunder. The Company shall obtain the approval of shareholders to any amendment or modification of the Plan to the extent required by Rule 16b-3 (or any successor applicable rule) or by the listing requirements of the New York Stock Exchange or any stock exchange, market, or quotation system on which the Company's securities are quoted or listed for trading.

5.3 Treatment of Proceeds. Proceeds from the sale of Stock pursuant to Options granted under the Plan shall constitute general funds of the Company.

5.4 Fair Market Value. The "Fair Market Value" of a share of Stock shall be the last reported sale price of the Stock on the New York Stock Exchange on the day the determination is to be made. If, however, the Stock should be listed or admitted for trading on a national securities exchange, the Fair Market Value of a share of Stock shall be the closing price on the day the determination is to be made. If the Stock is not listed or traded on NASDAQ or on any national securities exchange, the Fair Market Value for purposes of the grant of Options under the Plan shall be determined by the Committee in good faith in its sole discretion consistent with the requirements of section 409A of the Code.

5.5 Section Headings. The Section headings are included herein only for convenience, and they shall have no effect on the interpretation of the Plan.

5.6 Severability. If any article, section, subsection or specific provision is found to be illegal or invalid for any reason, such illegality or invalidity shall not effect the remaining provisions of the Plan, and the Plan shall be construed and enforced as if such illegal and invalid provision had never been set forth in the Plan.

5.7 Rule 16b-3. This Plan is intended to comply with the requirements of Rule 16b-3 and any successor applicable rule so that grants under the Plan will not affect the status of non-employee directors as disinterested persons for purposes of Rule 16b-3 and that such grants will otherwise satisfy the requirements of Rule 16b-3. To the extent the Plan does not conform to such requirements, it shall be deemed amended to so conform without any further action on the part of the Board of Directors or shareholders.

5.8 Tax Laws. Except as provided otherwise at the time an Option is granted, notwithstanding any other provision of the Plan to the contrary, if, during the term of the Plan, any changes in the tax laws or regulations applicable to any Options or to any Holders shall occur which, in the sole judgment of the Committee, may have a material adverse effect on the items of income, gain, loss, or deduction of the Company for tax purposes, the Committee shall have the right and power to modify as necessary any then outstanding Options as to which the applicable services or other restrictions have not been satisfied. In particular, the Committee shall have the right and power to modify any outstanding Options as necessary to satisfy the requirements of section 409A of the Code.

UQM TECHNOLOGIES, INC.,
a Colorado corporation

Date:	May 2, 2012	By:	/s/ DONALD A. FRENCH

Appendix C

AMENDMENT TO
UQM TECHNOLOGIES, INC. STOCK BONUS PLAN

(amended and restated, effective May 9, 2012)

Recital

UQM Technologies, Inc., a Colorado corporation (the "Company"), established the UQM Technologies, Inc. Stock Bonus Plan (the "Plan"). In Article XII the Company reserved the right to amend the Plan from time to time. The Plan has been amended and restated, most recently effective August 11, 2009. The Company wishes to amend the Plan to increase the number of shares of the Company's common stock authorized for issuance under the Plan.

Recitals

As of August 11, 2009, there were 2,054,994 shares of the Company's common stock authorized for issuance under the Plan in the aggregate since the inception of the Plan.

At its meeting on May 9, 2012, the Board of Directors of the Company (the "Board") approved increasing the number of authorized shares by 400,000 for a total number of authorized shares equal to 2,454,994 in the aggregate since the inception of the Plan. At the same meeting, the Board authorized the submission of the amendment to the Company's stockholders for their approval.

Amendment

Amendment to Number of Shares. The first sentence of Section 4.1 shall be amended in its entirety to provide as follows:

The maximum aggregate number of Shares that may be issued under the Plan pursuant to Awards is 2,454,994.

Effective Date. This amendment shall be effective on the date that it is approved by the stockholders of the Company.

IN WITNESS WHEREOF, this Amendment has been signed on behalf of the Company on the date set forth below, to be effective on the date it is approved by the stockholders of the Company.

UQM TECHNOLOGIES, INC.

By:	/s/ DONALD A. FRENCH
Name:	Donald A. French
Title:	Treasurer
Date:	May 9, 2012

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

UQM Technologies, Inc., 4120 Specialty Place, Longmont, Colorado 80504

Eric R. Ridenour and Donald A. French, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders to be held on August 8, 2012 or any postponement or adjournment thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES FOR DIRECTOR LISTED BELOW:

William G. Rankin   Eric R. Ridenour   Donald A. French   Stephen J. Roy

Jerome H. Granrud   Donald W. Vanlandingham   Joseph P. Sellinger

ELECTION OF DIRECTORS   [ ] FOR all nominees listed above (except as marked to the contrary above)   [ ] WITHHOLD AUTHORITY to vote for all nominees listed above

(INSTRUCTION: **To withhold authority to vote for any individual nominee strike a line through the nominee's name above.)**

[ ] FOR   [ ] AGAINST   [ ] ABSTAIN

[ ] FOR   [ ] AGAINST   [ ] ABSTAIN

[ ] FOR   [ ] AGAINST   [ ] ABSTAIN

[ ] FOR   [ ] AGAINST   [ ] ABSTAIN

6. TO CONDUCT AN ADVISORY VOTE ON COMPENSATION FOR OUR NAMED EXECUTIVES.

[ ] FOR   [ ] AGAINST   [ ] ABSTAIN

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

The Board of Directors is not aware of any other matters to be presented at the meeting for approval by the shareholders.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INDICATED BY THE SHAREHOLDER ON THE PROXY CARD. **IF NO SUCH DIRECTIONS ARE INDICATED, THIS SHARES WILL BE VOTED FOR ALL THE NOMINEES LISTED IN PROPOSAL 1, FOR PROPOSALS 2, 3, 4, 5 AND 6.**

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated ___________________, 2012

Please mark, sign, date and return the proxy card promptly using the enclosed envelope.

____

Signature

____

Signature, if held jointly